                                                                   EXHIBIT 10.76


                           REVOLVING CREDIT AGREEMENT

                                      AMONG

                       NATIONSBANK, N.A. (THE SUCCESSOR TO
                        BANK OF AMERICA, FSB), AS AGENT,
             THE LENDERS FROM TIME TO TIME PARTY HERETO, AS LENDERS

                                       AND

                           QUEST EDUCATION CORPORATION
             AND ALL SUBSIDIARIES OF QUEST EDUCATION CORPORATION, AS
                                    BORROWERS

                            DATED: NOVEMBER 30, 1998

                                TABLE OF CONTENTS


1.   DEFINITIONS..................................................................................................1
                  1.1.     "Advances".............................................................................1
                  1.2.     "Commitment"...........................................................................1
                  1.3.     "Federal Funds Rate"...................................................................1
                  1.4.     "Letter of Credit".....................................................................2
                  1.5.     "Letter of Credit Obligations".........................................................2
                  1.6.     "Obligations"..........................................................................2
                  1.7.     "Reimbursement Obligations"............................................................2
                  1.8.     "Required Lenders".....................................................................2
                  1.9.     "Termination Date".....................................................................2

2.   THE FACILITY AMOUNT AND TERMS................................................................................2
                  2.1.     Revolving Line of Credit Amount........................................................2
                  2.2.     Availability Period....................................................................3
                  2.3.     Conditions to Each Advance.............................................................3
                  2.4.     Funding................................................................................3
                  2.5.     Repayment Terms........................................................................4
                  2.6.     Letters of Credit......................................................................5

3.   INTEREST.....................................................................................................9
                  3.1.     Interest Rate..........................................................................9
                  3.2.     Optional Interest Rate.................................................................9

4.   COLLATERAL..................................................................................................11
                  4.1.     Personal Property.....................................................................11

5.   DISBURSEMENTS, PAYMENTS AND COSTS...........................................................................11
                  5.1.     Requests for Credit...................................................................11
                  5.2.     Disbursements and Payments............................................................11
                  5.3.     Direct Debit..........................................................................11
                  5.4.     Banking Days..........................................................................11
                  5.5.     Taxes.................................................................................12
                  5.6.     Additional Costs......................................................................12
                  5.7.     Interest Calculation..................................................................12
                  5.8.     Default Rate..........................................................................12
                  5.9.     Overdrafts............................................................................13
                  5.10.    Payments in Kind......................................................................13

6.   CONDITIONS..................................................................................................13
                  6.1.     Authorizations........................................................................13
                  6.2.     Governing Documents...................................................................13

Defined Term                                                                                      Location in Text
------------                                                                                      ----------------
                  6.3.     Security Agreements...................................................................13
                  6.4.     Evidence of Priority..................................................................13
                  6.5.     Insurance.............................................................................14
                  6.6.     Legal Opinion.........................................................................14
                  6.7.     Good Standing.........................................................................14
                  6.8.     Payment Closing Fee...................................................................14
                  6.9.     Payment of Expenses and Fees..........................................................14
                  6.10.    Representations of Corporate Officers.................................................14
                  6.11.    Other Items...........................................................................14

7.   REPRESENTATIONS AND WARRANTIES..............................................................................14
                  7.1.     Organization of Each Borrower.........................................................14
                  7.2.     Authorization.........................................................................14
                  7.3.     Enforceable Agreement.................................................................14
                  7.4.     Good Standing.........................................................................14
                  7.5.     No Conflicts..........................................................................14
                  7.6.     Financial Information.................................................................14
                  7.7.     Lawsuits..............................................................................15
                  7.8.     Collateral............................................................................15
                  7.9.     Permits.  Franchises..................................................................15
                  7.10.    Other Obligations.....................................................................15
                  7.11.    Income Tax Returns....................................................................15
                  7.12.    No Tax Avoidance Plan.................................................................15
                  7.13.    No Event of Default...................................................................15
                  7.14.    ERISA Plans...........................................................................15
                  7.15.    Locations of Borrowers................................................................16
                  7.16.    Subsidiaries..........................................................................16
                  7.17.    Year 2000 Compliance..................................................................16

8.   COVENANTS...................................................................................................16
                  8.1.     Use of Proceeds.......................................................................16
                  8.2.     Financial Information.................................................................17
                  8.3.     Fixed Charge Coverage Ratio...........................................................18
                  8.4.     Total Funded Debt/Adjusted Cash Flow Ratio............................................19
                  8.5.     Senior Funded Debt/Adjusted Cash Flow Ratio...........................................19
                  8.6.     Minimum EBITDA........................................................................19
                  8.7.     Other Debts...........................................................................20
                  8.8.     Other Liens...........................................................................20
                  8.9.     Capital Expenditures..................................................................21
                  8.10.    Dividends.............................................................................21
                  8.11.    Loans and Investments.................................................................21
                  8.12.    Change of Ownership...................................................................21
                  8.13.    Notices to the Agent and Lenders......................................................21


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

Defined Term                                                                                          Location in Text
------------                                                                                          ----------------
                  8.14.    Books and Records.....................................................................22
                  8.15.    Audits................................................................................22
                  8.16.    Compliance with Laws..................................................................22
                  8.17.    Preservation of Rights................................................................22
                  8.18.    Maintenance of Properties.............................................................22
                  8.19.    Perfection of Liens...................................................................22
                  8.20.    Cooperation...........................................................................22
                  8.21.    Insurance.............................................................................23
                  8.22.    Additional Negative Covenants.........................................................23
                  8.23.    ERISA Plans...........................................................................24
                  8.24.    Title IV Program Requirements.........................................................25
                  8.25.    Subsidiaries..........................................................................25

9.   HAZARDOUS WASTE INDEMNIFICATION.............................................................................25

10.  DEFAULT.....................................................................................................26
                  10.1.    Failure to Pay........................................................................26
                  10.2.    Lien Priority.........................................................................26
                  10.3.    False Information.....................................................................26
                  10.4.    Bankruptcy............................................................................26
                  10.5.    Receivers.............................................................................26
                  10.6.    Lawsuits..............................................................................26
                  10.7.    Judgments.............................................................................26
                  10.8.    Government Action.....................................................................27
                  10.9.    Material Adverse Change...............................................................27
                  10.10.   Cross-Default.........................................................................27
                  10.11.   Default under Related Documents.......................................................27
                  10.12.   Other NationsBank Agreements..........................................................27
                  10.13.   ERISA Plans...........................................................................27
                  10.14.   Delisting.............................................................................27
                  10.15.   Other Breach Under Agreement..........................................................27

11.  THE AGENT AND THE LENDERS...................................................................................28
                  11.1.    Appointment: Powers and Immunities....................................................28
                  11.2.    Reliance by Agent.....................................................................29
                  11.3.    Defaults..............................................................................29
                  11.4.    Rights of Agent and its Affiliates as a Lender........................................29
                  11.5.    Indemnification.......................................................................30
                  11.6.    Payee of Note Treated as Owner........................................................30
                  11.7.    Nonreliance on Agent and Other Lenders................................................30
                  11.8.    Failure to Act........................................................................31
                  11.9.    Resignation of Agent..................................................................31
                  11.10.   Joinder of Lenders....................................................................31

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
Defined Term                                                                                          Location in Text
------------                                                                                          ----------------
                  11.11.   Agreements Regarding Collateral.......................................................31
                  11.12.   Agent Field Audits....................................................................32
                  11.13.   Designation of Co-Agent...............................................................32
                  11.14.   Settlement Procedures.................................................................33

12.  ENFORCING THIS AGREEMENT; MISCELLANEOUS.....................................................................34
                  12.1.    GAAP..................................................................................34
                  12.2.    Georgia Law...........................................................................34
                  12.3.    Successors and Assigns................................................................35
                  12.4.    Arbitration...........................................................................35
                  12.5.    Severability; Waivers.................................................................36
                  12.6.    Reimbursement Costs...................................................................37
                  12.7.    Administration Costs..................................................................37
                  12.8.    Attorneys' Fees.......................................................................37
                  12.9.    Joint and Several Liability...........................................................37
                  12.10.   One Agreement.........................................................................38
                  12.11.   Disposition of Schedules..............................................................38
                  12.12.   Credit Adjustments....................................................................38
                  12.13.   Verification of Receivables...........................................................39
                  12.14.   Indemnification.......................................................................39
                  12.15.   Notices...............................................................................39
                  12.16.   Headings..............................................................................39
                  12.17.   Counterparts..........................................................................39
                  12.18.   Amendment and Restatement.............................................................39
                  12.19.   Setoff: Sharing of Setoffs............................................................39


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


                          List of Certain Defined Terms

Defined Term                               Location in Text
------------                               ----------------
Advances                                   Para.  1.1

Assignment and Acceptance                  Para.  12.3

banking day                                Para.  S.4

Borrower, Borrowers                        Page 1, First Paragraph

Closing Date                               Page 1, First Paragraph

Commitment, Commitments                    Para.  1.2

Default                                    Para.  1O

EBITDA                                     Para.  8.4

ERISA                                      Para.  7.14(e)

event of default                           Para.  1O

Facility                                   Para.  2.1(a)

Federal Funds Rate                         Para.  1.3

First Restated Loan Agreement              Para.  12.18

GAAP                                       Para.  12.1

L/C Issuer                                 Para.  2.6

Letter of Credit                           Para.  1.4

Letter of Credit obligations               Para.  1.S

LIBOR Banking Day                          Para.  3.2(a)

LIBOR Rate                                 Para.  3.2(c)

LIBOR Rate Portion                         Para.  3.2

Loan Documents                             Para.  2.6 (h)

obligations                                Para.  1.6

original Loan Agreement                    Para.  12.18

Defined Term                               Location in Text
------------                               ----------------
PBGC                                       Para.  7.14(e)

Plan                                       Para.  7.14(e)

Quest                                      Page 1, First Paragraph

Reference Rate                             Para.  3.1

Reimbursement obligations                  Para.  1.7

Required Lenders                           Para.  1.8

schools                                    Para.  8.22(e)

Termination Date                           Para.  1.9

Test Ratio                                 Para.  2.S(a)

Title IV Program Requirements              Para.  8.24



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





                           REVOLVING CREDIT AGREEMENT

         This Agreement, dated as of November SO, 1998 ("Closing Date"), is made among NATIONSBANK, N.A., as successor to Bank of America, FSB ("NationsBank"), individually and as agent for itself and the other "Lenders" (hereinafter defined) from time to time party hereto (NationsBank, in such capacity, the "Agent"), the other lenders from time to time party hereto (NationsBank and each other such lender each, individually, a "Lender" and, collectively, the "Lenders"), QUEST EDUCATION CORPORATION, formerly known as Educational Medical, Inc., a Delaware corporation ("Quest"), and all those subsidiaries of Quest listed on the signature pages to this Agreement (Quest and such subsidiaries hereinafter called collectively the "Borrowers" and individually called a "Borrower").

         PREAMBLE. Quest and its subsidiaries are engaged in a common business enterprise and, in connection therewith, have determined it to be in their mutual economic interests to apply to Lenders on a collective basis for extensions of credit for working capital and to finance continued expansion, with Quest acting as agent for all Borrowers in connection with any requests for, the receipt, disbursement, allocation and administration of, and the repayment of, the extensions of credit to be made hereunder. Accordingly, the Borrowers hereby covenant to and agree with the Agent and Lenders as follows:

1.       DEFINITIONS

In addition to the terms which are defined elsewhere in this Agreement, the following terms have the meanings indicated for the purposes of this Agreement:

         1.1. "Advances" means advances made by Lenders to Borrowers from time to time under the Facility.

         1.2. "Commitment" means, with respect to each Lender, the amount set forth opposite its name as its "Commitment" on its signature page hereto; and as to any Lender which enters into an Assignment and Acceptance (whether as transferor Lender or assignee thereunder), the amount of such Lender's Commitment after giving effect to such Assignment and Acceptance; in each case, as such amount may be reduced from time to time pursuant to Paragraph 2.1(c). "Commitments" means the aggregate amount of all Commitments as in effect from time to time. on the Closing Date the aggregate amount of the Commitments shall be $40,000,000.

         1.3. "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the banking day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a banking day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding banking day as so published on the next succeeding banking day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions, as determined in good faith by the Agent.

         1.4. "Letter of Credit" means any letter of credit issued by the L/C Issuer for the account of any Borrower pursuant to Paragraph 2.6 hereof.

         1.5. "Letter of Credit Obligations" means, at any particular time, the sum of (a) the Reimbursement obligations at such time, (b) the aggregate maximum amount available for drawing under Letters of Credit at such time and
(c) the aggregate maximum amount available for drawing under Letters of Credit the issuance of which has been authorized by the L/C Issuer but which have not yet been issued at such time.

         1.6. "Obligations" shall mean any and all debts of each Borrower to Agent and Lenders arising hereunder or as a result hereof, whether constituting Advances, or arising pursuant to a Letter of Credit or otherwise, including, without limitation, the Reimbursement obligations, together with all extensions or renewals of any of the foregoing, in whole or in part.

         1.7. "Reimbursement Obligations" means all reimbursement or repayment obligations of Borrowers to the L/C Issuer with respect to Letters of Credit issued pursuant hereto.

         1.8. "Required Lenders" shall mean, at any time, Lenders having at least fifty-one percent (51%) of the aggregate amount of the Commitments or, if the Commitments eke no longer in effect, Lenders holding at least fifty-one percent (51%) of the aggregate outstanding principal amount of the sum of the obligations; provided, however, that such calculation shall be made without including the Commitment of, or principal amount of obligations held by, any Lender which is in default with respect to its obligations to the Agent, the Borrowers or any Lender.

         1.9. "Termination Date" shall mean November 30,2001; provided, however, that the Lenders, in their sole discretion, upon the Borrowers' request, may elect, by giving written notice to the Borrowers to such effect, beginning on or after November 30, 1999, but not later than 120 days before any then effective Termination Date, to extend such "Termination Date" for up to two
(2) additional periods of up to one (1) year each on such terms and conditions (which may differ from those set forth herein) as the Lenders may offer and the Borrowers may accept.

2.       THE FACILITY AMOUNT AND TERMS

         2.1.     Revolving Line of Credit Amount.

                  (a) During the availability period described below, Lenders will provide a revolving line of credit (the "Facility") to the Borrowers. The amount of the Facility is equal to the aggregate amount of the Commitments; provided, however, that no Advance will be made hereunder or Letter of Credit issued pursuant hereto unless, after giving effect thereto, Borrowers will be in compliance with the requirements of Paragraphs 8.4 and 8.5.

                  (b) The Facility is a revolving line of credit for Advances with a within line facility for Letters of Credit as provided below. Each Lender severally agrees to extend its pro rata share of Advances and to purchase its pro rata share of participations in Letters of Credit based on the proportion which each Lender's Commitment bears to the aggregate Commitments; provided that no Lender shall be required to extend credit hereunder in an amount in excess of its Commitment. During the availability period, the Borrowers may repay principal amounts and reborrow them.

                  (c) On November 30, 1999, the amount of the Commitments shall be reduced by $5,000,000. Such reduction (i) shall be made pro rata among Lenders based on the proportion which each Lender's Commitment bears to the aggregate Commitments and (ii) shall be accompanied by Borrowers' payment in full of any amount of the Advances then outstanding which, if not then paid in full, would cause total Advances, Letters of Credit and Reimbursement obligations then outstanding under the Facility to exceed the Commitments, after giving effect to such reduction.

                  (d) Each Advance under the Facility must be for at least $250,000 or for the amount of the remaining available line of credit, if less.

                  (e) The Borrowers agree not to permit the sum of the outstanding principal amount of Advances obtained under the Facility Dab the outstanding amounts of any Letters of Credit under Paragraph 2.6 plus all Reimbursement obligations to exceed the lesser of (i) the amount of the Commitments or (ii) that amount which would not result in a violation of the provisions of Paragraphs 8.4 or 8.5 hereof, determined on a pro forma basis as of the most recently ended fiscal quarter of Quest after giving effect to all outstanding Advances, Letters of Credit and Reimbursement obligations. If the Borrowers exceed these limits, the Borrowers will immediately pay the excess to the Agent upon the Agent's or any Lender's demand. Unless and until an Event of Default has occurred and is continuing, the Borrowers shall have the right to direct the manner or order in which payments received from the Borrowers under this Paragraph shall be applied to the Advances. From and after the occurrence of an Event of Default and during its continuance, the Agent may apply payments received from the Borrowers under this Paragraph to the obligations of the Borrowers to the Agent and Lenders in the order and the manner as the Required Lenders, in their discretion, may determine (but such application must be on a pro rata basis among Lenders).

         2.2. Availability Period. The Facility is available between the date of this Agreement and the Termination Date, unless the Borrowers are in default.

         2.3. Conditions to Each Advance. Before each Advance under the Facility, including the first, the Borrowers will deliver to the Agent (i) a notice of borrowing, in form and detail satisfactory to the Required Lenders, issued by Quest, as agent for and on behalf of the Borrowers, specifying the amount of the requested Advance, the intended use of the proceeds thereof, the requested disbursement date and the desired interest rate to be applicable, initially, thereto; and (ii) a certificate, in form and detail satisfactory to the Required Lenders, issued by Quest, as agent for and on behalf of the Borrowers, setting forth calculations demonstrating the Borrowers' compliance with the requirements of Paragraphs 8.4 and 8.S after giving effect to such Advance.

         2.4.     Funding. Subject to any overriding provisions of Paragraph
11 .14, the Agent shall promptly notify each Lender of each Advance to be made under the Facility on the date of the making thereof, and such Lender's pro rata share thereof Not later than 2:00 p.m. (Atlanta, Georgia time) on the date of each such Advance, each Lender shall make available to the Agent its pro rata share of such Advance, in federal or other funds immediately available to the

Agent in Atlanta, Georgia. Unless the Agent has received contrary written notice from a Lender not later than 4:00 p.m. (Atlanta, Georgia time) on the banking day preceding the date of any such Advance, the Agent shall be entitled to assume that such Lender will timely make its pro rata share of such Advance available to the Agent and, in reliance on such assumption, the Agent may (but need not) make available such Lender's pro rata share of such Advance to Borrower from the Agent's own funds. In such event, if Agent does not receive such Lender's pro rata share of such Advance by 2:00 p.m. (Atlanta, Georgia time) on the date of such Advance, the Agent shall be entitled (i) to require Borrowers to return such share to the Agent, together with interest thereon at the applicable rate specified in Paragraph 3.1, or (ii) to receive such share from such Lender, together with interest thereon for each day from the date such payment was first due until the date such amount is paid in full at the Federal Funds Rate for the first three (3) days and at the Reference Rate thereafter. The failure of any Lender to make available its pro rata share of any Advance shall neither relieve nor increase the obligation of any other Lender hereunder to make available its pro rata share of such Advance.

         2.5.     Repayment Terms

                  (a) The Borrowers will pay interest, in arrears, at the then applicable interest rate described below on outstanding Advances under the Facility on the first day of the calendar month following the disbursement of any Advance under the Facility and then on a monthly basis thereafter until payment in full of such advance. The interest rate payable on outstanding Advances under the Facility shall be determined as follows:


                                            INTEREST RATE SHALL BE      -OR-    INTEREST RATE SHALL BE
        IF THE TEST RATIO IS:                REFERENCE RATE PLUS                   LIBOR RATE PLUS
        ---------------------                -------------------                   ---------------
3.0:1 or greater                                       .75%                             2.375%
2.50:1 or greater, but less than 3.0:1                 .50%                             2.125%
2.0:1 or greater, but less than 2.50:1                 .25%                             1.875%
less than 2.0:1.0                                        0%                             1.500%

As used herein, (i) "Reference Rate" is defined in Paragraph 3.1, (ii) "LIBOR Rate" is defined in Paragraph 3.2, and (iii) the "Test Ratio" shall be the Total Funded Debt/Adjusted Cash Flow Ratio, as defined in Paragraph 8.4. The Test Ratio shall be calculated on a quarterly basis by the Agent from the Borrowers' quarterly or, as the case may be, annual financial statements then most recently delivered to the Agent and Lenders pursuant to Paragraphs 8.2(a) and 8.2(b), and the interest rate(s) described above shall be adjusted by the Agent, as appropriate, effective as of the first day of the month following the month in which such financial statements are delivered to the Agent and Lenders, (i) as to all Advances then outstanding and any made on or after such date, for all Advances which bear interest determined by reference to the Reference Rate and
(ii) as to all Advances made on or after such date (including any "rollover" of existing LIBOR Rate portions during such period), for LIBOR Rate portions; in each case, until the next such determination by the Agent becomes effective. If, however, the Borrowers fail to timely deliver their quarterly or, as the case may be, annual financial statements to the Agent and Lenders pursuant to Paragraphs 8.2(a) or 8.2(b) for any fiscal quarter, the Agent shall use an assumed Test Ratio of 3.0:1 to make its calculations.



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

                  (b) The Borrowers agree to pay to the Agent, for the account of Lenders, a commitment fee, determined by multiplying (i) the difference between (A) the full amount of the Lenders' Commitments as then in effect and (B) the amount of credit which the Borrowers actually use of the Facility, based on the weighted average credit outstanding under the Facility during the specified period, by (ii) the per annum commitment fee described below, computed as follows:

                                                          THE PER ANNUM
        IF THE TEST RATIO IS                         COMMITMENT FEE SHALL BE
        --------------------                         -----------------------
3.0:1 or greater                                             .500%
greater than 2.5:1 but less than 3.0:1                       .450%
greater than 2.0:1 but less than 2.5:1                       .425%
less than 2.0:1                                              .375%

with the Test Ratio being computed by the Agent in the same manner, and to take effect at the same time, as is provided in subparagraph (a) above. The calculation of credit outstanding under the Facility shall include the undrawn amount of Letters of Credit. This commitment fee shall be due and payable monthly in arrears on the first day of each calendar month until the expiration of the availability period for the Facility, commencing on the first day of the first calendar month following the date of this Agreement. The Agent shall promptly remit such commitment fees, when paid, to the Lenders in accordance with their pro rata shares thereof, based on the Commitments then outstanding.

                  (c) The Borrowers will repay in full all principal and any unpaid interest or other charges outstanding under the Facility no later than the Termination Date.

         2.6. Letters of Credit. The Facility may also be used for financing standby letters of credit with a maximum maturity not to extend for more than one (1) year or, in any event, beyond the Termination Date. The standby letters of credit will be issued by NationsBank or its designated affiliate bank (herein, an "L/C Issuer") subject to a reimbursement obligation on the part of the Lenders as provided below (which, in turn, will be reimbursed by the Borrowers). The amount of such Letters of Credit outstanding at any one time plus all outstanding Reimbursement obligations may not exceed $16,000,000.

                  (a) Conditions. No Letters of Credit shall be issued except upon satisfaction in full of the following conditions:

                           (i) Quest, as agent for the Borrowers, shall have delivered to the Agent at such times and in such manner as the Agent may prescribe, the L/C Issuer's form application and agreement for standby letters of credit and such other documents and materials as may be required pursuant to the terms thereof, all satisfactory in form and substance to the L/C Issuer and the Agent, and the terms of the proposed Letter of Credit shall be satisfactory in form and substance to the L/C Issuer and the Agent;

                           (ii) the unused portion of the Commitments shall not be less than the amount of the requested Letter of Credit; and

                           (iii) the issuance of such Letter of Credit shall not cause a violation of the requirements of Paragraph 8.4 or 8.5 hereof.

                  (b) Issuance of Letters of Credit. At least three (3) banking days before the effective date for any Letter of Credit, Quest, as agent for the Borrowers, shall give the Agent written notice of its request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which day shall be a banking day) of issuance of such requested Letter of Credit, the date on which such requested Letter of Credit is to expire, the amount of then outstanding Letter of Credit obligations, the purpose for which such Letter of Credit is to be issued, whether such Letter of Credit may be drawn in single or partial draws and the person for whose benefit the requested Letter of Credit is to be issued and shall contain a calculation, demonstrating that after giving effect to such issuance Borrowers will not be in violation of the requirements of Paragraphs 8.4 and 8.5 hereof. If the applicable conditions set forth in this Agreement are satisfied (including, without limitation, those conditions set forth in clause (a) above), the Agent shall cause the L/C Issuer to issue the requested Letter of Credit. The Agent shall give each Lender written notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Letter of Credit and shall deliver to each Lender in connection with such notice a copy of the Letter of Credit issued by the L/C Issuer, if then requested to do so by any Lender.

                  (c) Reimbursement. (i) the Borrowers shall reimburse the L/C Issuer for drawings under a Letter of Credit issued by it no later than the earlier of (A) the time specified in the application and agreement applicable thereto, or (B) one (1) banking day after the payment by the L/C Issuer; (ii) any Reimbursement obligation with respect to any Letter of Credit shall bear interest from the date of the relevant drawing under the pertinent Letter of Credit until the date of payment in full thereof at a rate per annum equal to the default rate specified in Paragraph 5.8 hereof; and (iii) in order to implement the foregoing, upon the occurrence of a drawing under any Letter of Credit, unless L/C Issuer is reimbursed in accordance with subsection (i) above, Borrowers irrevocably authorize the Agent to treat such nonpayment as a request for advance in the amount of such Reimbursement obligation and to make an Advance, on Borrowers' behalf, under the Facility in such amount regardless of whether the conditions precedent to the making of Advances thereunder otherwise have been met. Borrowers further authorize the Agent to credit the proceeds of such Advance so as to immediately eliminate the liability of Borrowers for such Reimbursement obligations under such Letter of Credit.

                  (d) Duties of L/C Issuer. Any action taken or omitted to be taken by L/C Issuer in connection with any Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put L/C Issuer under any resulting liability to any Lender, or assuming that L/C Issuer has complied with the procedures specified in this Section for the issuance of such Letter of Credit, relieve that Lender of its obligations hereunder to L/C Issuer. In determining whether to pay under any Letter of Credit, L/C Issuer shall have no obligation relative to the Agent or the Lenders other than to confirm that any documents required to have been delivered under such Letter of Credit appear to comply on their face with the requirements of such Letter of Credit.

                  (e) Purchase of Participations. Immediately upon issuance by L/C Issuer of any Letter of Credit in accordance with the procedures set forth in this Section, without necessity of further act or deed, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from L/C Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's pro rata share, in such Letter of Credit.

                  (f) Sharing of Letter of Credit Payments. In the event that L/C Issuer makes any payment under any Letter of Credit for which the Borrowers shall not have repaid such amount to L/C Issuer pursuant hereto or which cannot be paid by an Advance, L/C Issuer shall notify the Agent and the Agent shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to L/C Issuer such Lender's pro rata share of the amount of such payment in United States dollars and in same day funds. If the Agent so notifies such Lender prior to 10:00 A.M. (Atlanta, Georgia time) on any banking day, such Lender shall make available to L/C Issuer its pro rata share of the amount of such payment on such banking day in same day funds. If and to the extent such Lender shall not have so made its pro rata share of the amount of such payment available to L/C Issuer, such Lender agrees to pay to L/C Issuer forthwith on demand such amount together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to L/C Issuer at the Federal Funds Rate for the first three (3) days and thereafter at the Reference Rate. The failure of any Lender to make available to L/C Issuer its pro rata share of any such payment shall neither relieve nor increase the obligation of any other Lender hereunder to make available to L/C Issuer its pro rata share of any payment on the date such payment is to be made.

                  (g) Sharing of Reimbursement Obligation Payments. Whenever L/C Issuer receives a payment on account of a Reimbursement obligation, including any interest thereon, as to which L/C Issuer has received any payments from the Lenders pursuant to this Section, it shall promptly pay to each Lender which has funded its participating interest therein, in United States dollars and in the kind of funds so received, an amount equal to such Lender's pro rata share thereof. Each such payment shall be made by L/C Issuer on the banking day on which the funds are paid to such Person, if received prior to 10:00 am. (Atlanta, Georgia time) on such banking day, and otherwise on the next succeeding banking day.

                  (h) Obligations Irrevocable. The obligations of Borrowers, initially, and, upon Borrowers' failure to do so on a timely basis, the Lenders to make payments to L/C Issuer with respect to drawings made under a Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances: (i) any lack of validity or enforceability of this Agreement or any of the other documents, instruments or agreements executed in connection herewith or pursuant hereto, (this Agreement and all such other documents, instruments and agreements, together with all amendments and modifications thereto, collectively, the "Loan Documents"); (ii) the existence of any claim, set-off, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), L/C Issuer, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions; (iii) any draft, certificate or any other document presented under the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the this Agreement or any other loan document; (v) payment by the L/C Issuer under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (vi) payment by the L/C Issuer under any Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the L/C Issuer; or (vii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the L/C Issuer.

                  (i) Recovery or Avoidance of Payments. In the event any payment by or on behalf of Borrowers received by the L/C Issuer with respect to a Letter of Credit and distributed by the L/C Issuer to the Lenders on account of their participations is thereafter set aside, avoided or recovered from the L/C Issuer in connection with any receivership, liquidation or bankruptcy proceeding, each Lender that received such distribution shall, upon demand by the L/C Issuer, contribute such Lender's pro rata share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the L/C Issuer upon the amount required to be repaid by it.

                  (j) Letter of Credit Fees. Borrowers shall pay to the Agent with respect to each Letter of Credit issued hereunder a letter of credit fee equal to (i) one and one-half percent (1-1/2%) per annum multiplied by (ii) the undrawn face amount of such Letter of Credit, payable monthly in arrears. Letter of Credit Fees payable hereunder shall be computed on the basis of a year of 36O days and paid for the actual number of days elapsed (including the first day but excluding the last day). If there is a default under this Agreement, at the Required Lenders' option, the amount of such fee shall be increased by 2% per annum, effective starting on the day the Agent provides notice of the increase to Borrowers. The Agent shall promptly remit such Letter of Credit Fees, when paid, to the Menders in accordance with their pro rata shares thereof, based on the Letter of Credit obligations then outstanding.

                  (k) Other Charges. The Borrowers shall pay to L/C Issuer, solely for its own account, the standard charges assessed by L/C Issuer in connection with the issuance, administration, amendment and payment or cancellation of Letters of Credit issued hereunder.

                  (l) Indemnification. Borrowers, jointly and severally, shall protect, indemnify, pay and save the L/C Issuer, the Agent and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the L/C Issuer, the Agent or any Lender may incur or be subject to as a consequence of the issuance of any Letter of Credit for Borrowers' account other than as a result of its gross negligence or willful misconduct, as determined by a court of competent jurisdiction. As among Borrowers, L/C Issuer, the Agent and the Lenders, Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit issued for Borrowers' account by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, L/C Issuer, the Agent and the Lenders shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged,
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, for errors in interpretation of technical terms, (v) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof, (vi) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (vii) any consequences arising from causes beyond the control of the L/C Issuer, the Agent and the Lenders. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by L/C Issuer under or in connection with the Letters of Credit or any related certificates if taken or omitted in good faith and with reasonable care, shall not put L/C Issuer or any Lender under any resulting liability to Borrowers or relieve Borrowers of any of their obligations hereunder to any such Person.

3.       INTEREST

         3.1.     Interest Rate

                  (a) Unless the Borrowers elect the optional interest rate described below, the interest rate payable on Advances outstanding under the Facility shall be based on NationsBank's Reference Rate (described below), plus the addition of a spread, as described more particularly in Paragraph 2.5(a).

                  (b) The "Reference Rate" is the rate of interest publicly announced from time to time by NationsBank in Charlotte, North Carolina, as its Reference Rate. The Reference Rate is set by NationsBank based on various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. NationsBank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in NationsBank's Reference Rate.

         3.2. Optional Interest Rate. Instead of an interest rate based on the Reference Rate, the Borrowers may elect to have all or portions of their outstanding Advances (herein called a "LIBOR Rate Portion") bear interest based on the "LIBOR Rate" (described below), plus the addition of a spread, as described more particularly in Paragraph 2.5(a). Designation of a LIBOR Rate Portion is subject to the following requirements:

                  (a) The interest period during which the LIBOR Rate will be in effect will be one, two, three or six months. The first day of the interest period must be a day other than a Saturday or a Sunday on which NationsBank is open for business in North Carolina and Georgia and that is also a day for trading by and between banks in dollar deposits in the applicable interbank LIBOR market (a "LIBOR Banking Day"). The last day of the interest period and the actual number of days during the interest period will be determined by the Agent using the practices of the London interbank market. No interest period may extend beyond the Termination Date, however.

                  (b) Each LIBOR Rate Portion will be for an amount not less than $500,000, and there shall be no more than four (4) LIBOR Rate Portions, in total.

                  (c) "LIBOR Rate" means for any interest period, the rate per annum (rounded upwards to the nearest 1/16th of one percentage point, if necessary) equal to the quotient obtained by dividing (i) the offered rate for United States dollar deposits for a period comparable to such interest period appearing on the Reuters Screen LIBO Page (or as quoted or published by such other recognized independent quote service as may be selected by Agent from time to time) as of 11:00 a.m., London time, on the day that is two (2) LIBOR Banking Days prior to the beginning of such interest period (but if at least two such rates appear on such screen or are so quoted at such time, the offered rate for such interest period shall be the arithmetic mean of such rates) by (ii) a percentage equal to one (1) minus the then average stated maximum amount (stated as a decimal) of all reserve requirements applicable to any member of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System (or any successor categories for such liabilities under such Regulation D).

                  (d) The Borrowers shall irrevocably request a LIBOR Rate Portion no later than 9:00 a.m. Atlanta time on the LIBOR Banking Day preceding the day on which the London Inter-Bank offered Rate will be set, as specified above; that is, three (3) LIBOR Banking Days before the date on which the requested advance is to be made.

                  (e) The Borrowers may not elect a LIBOR Rate with respect to any principal amount which is scheduled to be repaid before the last day of the applicable interest period.

                  (f) Any portion of an Advance already bearing interest at the LIBOR Rate will not be converted to a different rate during its interest period.

                  (g) Each prepayment of a LIBOR Rate Portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid and by a prepayment fee (to be paid to the Agent for disbursement to Lenders on a pro rata basis), which shall be equal to the amount (if any) by which:

                          (i) the additional interest which would have been payable at the LIBOR Rate, without the addition of any spread; he, add-on, during the Reinvestment Period (as defined below) on the amount prepaid had it not been prepaid, exceeds

                          (ii) the interest which would have been recoverable by the Lenders by relending the amount prepaid at the Reinvestment Rate, for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such portion (or the scheduled payment date for the amount prepaid, if earlier) (the "Reinvestment Period"). The "Reinvestment Rate" shall be the LIBOR Rate, without the addition of any spread, determined as of the date of the prepayment, for the entire Reinvestment Period.

                  (h) The Agent will not accept an election for a LIBOR Rate Portion if any of the following described events has occurred and is continuing:

                           (i) Dollar deposits in the principal amount, and for periods equal to the interest period, of a LIBOR Rate Portion are not available in the London inter-bank market;

                           (ii) the LIBOR Rate does not accurately reflect the cost of a LIBOR Rate Portion; or

                           (iii) the Borrowers are in default.

4.       COLLATERAL

         4.1. Personal Property. The Borrowers' obligations to the Agent and Lenders under this Agreement will be secured by security interest in favor of the Agent, for its benefit and the ratable benefit of Lenders, in all personal property which the Borrowers now own or will own in the future and, at the Required Lenders' or the Agent's option, all or portions of any real property (or interests in real property) owned or acquired by the Borrowers from time to time. Collateral shall specifically include, but not be limited to, all accounts receivables and general intangibles of each Borrower, all equipment of each Borrower and the capital stock of each Borrower (other than the capital stock of Quest, and except for any capital stock which, now or hereafter, is encumbered in accordance with Paragraph 8.8(e)).

5.       DISBURSEMENTS, PAYMENTS AND COSTS

         5.1. Requests for Credit. Each request for an extension of credit will be made in writing in a manner acceptable to the Agent, or by another means acceptable to the Agent, to be issued by Quest, as agent for and on behalf of all the Borrowers.

         5.2. Disbursements and Payments. Each disbursement by the Agent on behalf of Lenders and each payment by the Borrowers will be: (a) made at the Agent's branch (or other location) selected by the Agent from time to time; (b) made for the account of the Agent's branch selected by the Agent from time to time; (c) made in immediately available funds, or such other type of funds selected by the Agent; and (d) evidenced by records kept by the Agent. In addition, the Agent may, at its discretion, require the Borrowers to sign one or more promissory notes to evidence the debt arising from such disbursements.

         5.3. Direct Debit. The Borrowers agree that after their default in the payment of any such obligation, the Agent may create Advances under the Facility to pay interest, principal payments, and any fees that are due under this Agreement. The Agent will create such Advances on the dates the payments become due. If a due date does not fall on a banking day, the Agent will create the Advance on the first banking day following the due date. If the creation of an Advance under the Facility causes the total amount of credit outstanding under the Facility to exceed the limitations set forth in this Agreement, the Borrowers will immediately pay the excess to the Agent, for application to the outstanding Advances of Lenders on a pro rata basis, upon the Agent's demand. The foregoing shall not constitute a waiver by the Agent or Lenders of any such default.

         5.4. Banking Days. Unless otherwise provided in this Agreement, a "banking day" is a day other than a Saturday or a Sunday on which NationsBank is open for business in the

States of North Carolina and Georgia. All payments and disbursements which would be due on a day which is not a banking day will be due on the next banking day. All payments received on a day which is not a banking day will be applied to the credit on the next banking day.

         5.5.     Taxes.

                  (a) If any payments to the Agent, for the account of Lenders, under this Agreement are made from outside the United States, the Borrowers will not deduct any foreign taxes from any payments it makes to the Agent. If any such taxes are imposed on any payments made by the Borrowers (including payments under this paragraph), the Borrowers will pay the taxes and will also pay to the Agent, for the account of the applicable Lender, at the time interest is paid, any additional amount as to which any Lender specifies to Quest, as agent for the Borrowers, in writing (with a copy to the Agent) as necessary to preserve the after-tax yield such Lender would have received if such taxes had not been imposed. The Borrowers will concern that they have paid any such taxes by giving the Agent official tax receipts (or notarized copies) within 30 days after the due date.

                  (b) Payments made by the Borrowers to the Agent for the account of Lenders will be made without deduction of United States withholding or similar taxes. If the Borrowers are required to pay U.S. withholding taxes, the Borrowers will pay such taxes in addition to the amounts due to the Lenders under this Agreement. If the Borrowers fail to make such tax payments when due, each of the Borrowers indemnifies the Agent and each Lender against any liability for such taxes, as well as for any related interest, expenses, additions to tax, or penalties asserted against or suffered by the Agent or any Lender with respect to such taxes.

         5.6. Additional Costs. The Borrowers will pay each Lender, upon written demand by such Lender to Quest, as agent for the Borrowers (with a copy to the Agent), for such Lender's costs or losses arising from any statute or regulation, or any request or requirement of a regulatory agency which is applicable to such Lender. The costs and losses will be allocated to the Advances of such Lender in a manner determined by such Lender, using any reasonable method. The costs include the following: (a) any reserve or deposit requirements; and (b) any capital requirements relating to a Lender's assets and commitments for credit.

         5.7. Interest Calculation. Except as otherwise stated in this Agreement, all interest and fees, if any, will be computed on the basis of a 36O-day year and the actual number of days elapsed. This results in more interest or a higher fee than if a 365-day year is used.

         5.8. Default Rate. Upon the occurrence and during the continuation of any default under this Agreement, principal amounts outstanding under this Agreement will at the option of the Required Lenders bear interest at a rate which is two percent (2%) per annum higher than the rate of interest otherwise provided under this Agreement. This will not constitute a waiver of any default. Installments of principal which are not paid when due under this Agreement shall continue to bear interest until paid. Any interest, fees or costs which are not paid when due shall bear interest at the Reference Rate plus two percent (2%) per annum. This may result in compounding of interest.

         5.9. Overdrafts. At the Agent's sole option in each instance, the Agent may do one of the following:

                  (a) The Agent may cause Advances to be made under this Agreement to prevent or cover an overdraft on any account of the Borrowers with NationsBank. Each such Advance will accrue interest from the date of the Advance or the date on which the account is overdrawn, whichever occurs first, at the Reference Rate plus two percent (2%) per annum. Each such Advance shall be deemed to be made by all Menders on a pro rata basis.

                  (b) The Agent may reduce the amount of credit otherwise available under this Agreement by the amount of any overdraft on any account of the Borrowers with NationsBank.

This paragraph shall not be deemed to authorize the Borrowers to create overdrafts on any of the Borrowers' accounts with NationsBank.

         5.10. Payments in Kind. If the Agent or the Required Lenders require delivery in kind of the proceeds of collection of any Borrower's accounts receivable, such proceeds shall be credited first to accrued interest, then to fees, then to principal due and, then to any other obligations then owing (on a pro rata basis, as among the Lenders). Any remaining funds shall be applied to the further reduction of principal. Notwithstanding the foregoing, upon the occurrence of a default, or event which with notice or the passage of time would constitute a default, such amounts shall be credited to the obligations in such order as Required Lenders, in their sole discretion, may elect. All such credits will be conditioned on collection and any returned items will be charged to Borrowers.

6.       CONDITIONS

The Agent must receive the following items, in form and content acceptable to the Lenders, before the Lenders are required to extend any credit to the Borrowers under this Agreement:

         6.1. Authorizations. Evidence that the execution, delivery and performance by the Borrowers of this Agreement and any instrument or agreement required under this Agreement have been duly authorized.

         6.2. Governing Documents. A copy of each Borrower's articles of incorporation and bylaws.

         6.3. Security Agreements. Signed original security agreements (or amendments to existing security agreements made by the Borrowers in favor of NationsBank pursuant to the original Loan Agreement and the First Restated Loan Agreement), assignments, financing statements and fixture filings (together with collateral in which the Lenders require a possessory security interest), which the Lenders may require from any Borrower.

         6.4. Evidence of Priority. Evidence that security interests and liens in favor of the Agent are valid, enforceable, and prior to all others' rights and interests, except as provided in Paragraph 8.8.

         6.5. Insurance. Evidence of insurance coverage, as required in Paragraph 8.21.

         6.6. Legal Opinion. A written opinion from the Borrowers' legal counsel, covering such matters as the Lenders may require. The legal counsel and the terms of the opinion must be acceptable to the Lenders.

         6.7. Good Standing. Certificates of good standing for each Borrower from its state of formation and from any other state in which each Borrower is required to qualify to conduct its business.

         6.8.     Payment Closing  Fee.   Payment to the Lenders upon execution
of this Agreement of a non-refundable closing fee in the amount of $15,000.

         6.9. Payment of Expenses and Fees. Payment of all accrued and unpaid expenses incurred by the Agent as required by Paragraph 12.6.

         6.10. Representations of Corporate Officers. A completed original of the NationsBank's form of Representations and Warranties of Corporate of fleers executed by the principal officers of each Borrower.

         6.11. Other Items. Any other items that the Agent or Lenders reasonably require.

7.       REPRESENTATIONS AND WARRANTIES

When the Borrowers sign this Agreement, and until the Facility is terminated the obligations are repaid in full, the Borrowers make the following representations and warranties. Each request for an extension of credit (including any Letter of Credit) constitutes a renewed representation:

         7.1. Organization of Each Borrower. Each Borrower is a corporation duly formed and existing under the laws of the state where organized.

         7.2. Authorization. This Agreement, and any instrument or agreement required hereunder, are within the Borrowers' powers, have been duly authorized, and do not conflict with any of their organizational papers.

         7.3. Enforceable Agreement. This Agreement is a legal, valid and binding agreement of the Borrowers, enforceable against the Borrowers in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable.

         7.4. Good Standing. In each state in which a Borrower does business, it is properly licensed, in good standing, and, where required. in compliance with fictitious name statutes.

         7.5. No Conflicts. This Agreement does not conflict with any law, agreement, or obligation by which any Borrower is bound.

         7.6. Financial Information. All financial and other information that has been or will be supplied to the Agent and Lenders, including the Borrowers' financial statements as of and for the most recently completed fiscal quarter of the Borrowers for which financial statements are available, is:

                  (a) sufficiently complete to give the Agent and Lenders accurate knowledge of the Borrowers' financial condition.

                  (b) in compliance with all government regulations that apply.

Since the date of the financial statements specified above, there has been no material adverse change in the business condition (financial or otherwise), operations, properties or prospects of the Borrowers.

         7.7. Lawsuits. There is no lawsuit, tax claim or other dispute pending or threatened against any Borrower which, if lost, would impair such Borrower's financial condition or ability to repay the Advances made pursuant hereto, except as have been disclosed in writing to the Agent and Lenders.

         7.8. Collateral. All collateral required in this Agreement is owned by the grantor of the security interest free of any title defects or any liens or interests of others, except for those title defects, liens or interests of others, as applicable thereto, specified in Paragraph 8.8.

         7.9. Permits. Franchises. The Borrowers possess all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade name rights, patent rights and fictitious name rights necessary to enable them to conduct the business in which they are now engaged.

         7.10. Other Obligations. The Borrowers are not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

         7.11. Income Tax Returns. The Borrowers have no knowledge of any pending assessments or adjustments of their income tax liabilities for any year.

         7.12. No Tax Avoidance Plan. The Borrowers' obtaining of credit from the Lenders under this Agreement does not have as a principal purpose the avoidance of U.S. withholding taxes.

         7.13. No Event of Default. There is no event which is, or with notice or lapse of time or both would be, a default under this Agreement.

         7.14.    ERISA Plans.

                  (a) The Borrowers have fulfilled their obligations, if any, under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability with respect to any Plan under Title IV of ERISA.

                  (b) No reportable event has occurred under Section 4043(b) of ERISA for which the PBGC requires 30 day notice.

                  (c) No action by the Borrowers to terminate or withdraw from any Plan has been taken and no notice of intent to terminate a Plan has been filed under Section 4041 of ERISA.

                  (d) No proceeding has been commenced with respect to a Plan under Section 4042 of ERISA, and no event has occurred or condition exists which might constitute grounds for the commencement of such a proceeding.

                  (e) The following terms have the meanings indicated for purposes of this Agreement:

                          (i)   "Code" means the Internal Revenue Code of 1986,
as amended from time to time.

                          (ii) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                          (iii) "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                          (iv) "Plan" means any employee pension benefit plan maintained or contributed to by the Borrowers and insured by the Pension Benefit Guaranty Corporation under Title IV of ERISA.

         7.15. Locations of Borrowers. Each Borrower's place of business (or, if such Borrower has more than one place of business, its chief executive office) is located at the address listed under such Borrower's signature on this Agreement.

         7.16. Subsidiaries. No Borrower has any subsidiaries, except as disclosed on Schedule 7.16 attached hereto. All subsidiaries of Quest are Borrowers under this Agreement, other than Iowa College Acquisition Corp. which will be joined as a Borrower within ten (10) days after the Closing Date in accordance with the requirements of Paragraph 8.25.

         7.17. Year 2000 Compliance. The Borrowers have conducted a comprehensive review and assessment of their computer applications and made inquiry of the Borrowers' key suppliers, vendors and customers as they have determined to be appropriate with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, the Borrowers do not believe the year 2000 problem will result in a material adverse change in their business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

8.       COVENANTS

The Borrowers agree, so long as the Facility is available under this Agreement and until the obligations are repaid in full:

         8.1. Use of Proceeds. To use the proceeds of the initial Advance under the Facility to repay all amounts outstanding under the "Facilities" (as that term is defined in the Exiting Loan

Agreement) and to use the proceeds of all subsequent Advances only for working capital, general operating needs and permitted acquisitions.

         8.2. Financial Information. To provide the following financial information and statements in form and content acceptable to the Agent and Lenders, and such additional information as requested by the Agent and Lenders from time to time:

                  (a) Within 120 days following the end of Quest's fiscal year (1) consolidated financial statements meeting the requirements of regulation S-X ("Regulation S-X") promulgated by the Securities Exchange Commission ("SEC") for financial statements to be included in Quest's Annual Report on Form 10-K to be filed with the SEC pursuant to the provisions of the Securities Exchange Act of 1934 (the "34 Act") audited (with an unqualified opinion) by a firm of certified public accountants acceptable to the Required Lenders; (2) unaudited annual consolidating statements of operations; and (3) unaudited balance sheets and statements of operations for the individual schools operated by Quest, likewise accompanied by the unqualified opinion of such certified public accountants.

                  (b) Within 45 days of Quest's first, second and third fiscal quarter (i) unaudited consolidated financial statements meeting the requirements of regulation S-X for financial statements to be included in Quest's Quarterly Report on Form 10-Q to be filed with the SEC pursuant to the provisions of the "34 Act," (ii) unaudited quarterly consolidating statements of operations for the applicable quarter, and (iii) unaudited statements of operations for the individual schools operated by Quest.

                  (c)     Within 30 days of the period's end, Quest's monthly
(i) unaudited consolidated statements of operations for the applicable period,
(ii) unaudited monthly consolidating statements of operations for the applicable period, and (iii) unaudited statements of operations for the individual schools operated by Quest for the applicable period.

                  (d) Copies of Quest's Form 10-K Annual Report and Form 10-Q Quarterly Report within 5 days after the date of filing with the Securities and Exchange Commission, copies of Quest's Form 8-K Current Report within 1 business day after the date of its filing with the Securities and Exchange Commission and copies of any news releases within one (1) business day after their publication.

                  (e) Within the period(s) provided in (a) and (b) above, a compliance certificate of the Borrowers signed by an authorized financial officer of Quest, as agent for the Borrowers, setting forth (i) the information and computations (in sufficient detail) to establish that the Borrowers are in compliance with all financial covenants contained herein at the end of the period covered by the financial statements then being furnished and (ii) whether there existed as of the date of such financial statements and whether there exists as of the date of the certificate, any default under this Agreement and, if any such default exists, specifying the nature thereof and the action the Borrowers are taking and propose to take with respect thereto.

                  (f) A certificate, signed by Quest, as agent for the Borrowers, setting forth the calculation of Borrowers' compliance with the requirements of Paragraphs 8.4 and 8.5, after giving effect to all outstanding Advances, Letters of Credit and Reimbursement obligations, as of the last day of each fiscal month as to which average daily Advance Letters of Credit and Reimbursement obligations under the Facility equaled or exceeded $15,000,000, within 30 days after each month end, and as of the last day of each fiscal quarter, within 45 days after each quarter end.

                  (g) Statements showing an aging and reconciliation of the Borrowers' receivables upon the Agent's or any Lender's request.

                  (h) A statement showing an aging of accounts payable of the Borrowers upon the Agent's or any Lender's request.

                  (i) A listing of the names and addresses of all debtors obligated upon the Borrowers' accounts receivable upon the Agent's or any Lender's request.

                  (j) Promptly upon the Agent's or any Lender's request, such other statements, lists of property and accounts, budgets, forecasts, reports or information as to the Borrowers, any school, or group of schools, and as to each guarantor of the Borrowers' obligations to the Lenders as the Agent or any Lender may request from time to time.

                  (k) a report of continuing compliance and eligibility in respect of all Title IV Program Requirements within 120 days after each fiscal year end of Quest, such report to demonstrate, among other things, each school's continuing maintenance of prescribed financial responsibility standards which are part of the Title IV Program Requirements, to include calculations demonstrating maintenance of at least the following: (i) a 1:1 "acid test;" (ii) a positive tangible net worth; and (iii) net operating results (two years) which do not show an aggregate net loss of 10% of tangible net worth.

         8.3. Fixed Charge Coverage Ratio. To maintain on a consolidated basis a Fixed Charge Coverage Ratio of at least the ratio set forth below for each fiscal quarter end occurring within each "Applicable Period" set forth below:

               APPLICABLE PERIOD                                   RATIO
               -----------------                                   -----
         Fiscal year ending March 31, 1999                        1.10:1.0
         Fiscal year ending March 31, 2000                        1.15:1.0
         Fiscal year ending March 31, 2001  and                   1.20:1.0
         thereafter

"Fixed Charge Coverage Ratio" means the ratio of (1 ) Adjusted EBIRTDA to (2) the sum of interest expense, lease expense and rent expense plus scheduled debt repayments capital expenditures of Quest and its subsidiaries (excluding therefrom any payment made in respect of permitted school acquisitions), on a consolidated basis, in the preceding four fiscal quarters. "Adjusted EBIRTDA" means the sum of net income after taxes (considered without regard to any extraordinary items of gain or loss unless otherwise approved by the Required Lenders after consultation with Quest), plus interest expense, lease expense and rent expense, plus tax expense, plus depreciation and amortization expense, on a consolidated basis. This ratio will be calculated at the end of each fiscal quarter of Quest, using the results of that quarter and each of the three immediately preceding quarters.

         8.4. Total Funded Debt/Adjusted Cash Flow Ratio. To maintain on a consolidated basis a Total Funded Debt/Adjusted Cash Flow Ratio of not more than 3.25:1.0 during the fiscal year of Quest and its consolidated subsidiaries ending March 31, 1999 and 3.00:1.0 during each fiscal year of Quest and its consolidated subsidiaries ending thereafter.

"Total Funded Debt/Adjusted Cash Flow Ratio" means the ratio of Total Funded Debt to Adjusted Cash Flow. "Total Funded Debt" means purchase money debt (including, without limitation, any such debts to sellers of schools, but excluding trade payables) and indebtedness for money borrowed and guarantees of such debts, including, without limitation, any debts represented by notes payable, bonds, debentures, capitalized lease Obligations and letters of credit and any subordinated debt, of Quest and its subsidiaries, on a consolidated basis, less cash on hand of Borrowers in excess of $2,500,000. "Adjusted Cash Flow" means the sum of (a) "EBITDA" (as defined below) of Quest and its consolidated subsidiaries less dividends, withdrawals, loans, advances, and other distributions to any stockholders, of Quest and its subsidiaries on a consolidated basis and (b) 75% of EBITDA for all schools acquired by Quest during the measurement period (to the extent that the operating results of such schools would not otherwise be included in the calculation set forth in the preceding clause (a)). For purposes hereof "EBITDA" for any entity shall mean net income after taxes of such entity (considered without regard to any extraordinary items of gain or loss unless otherwise approved by the Required Lenders after consultation with Quest), and, in the case of Quest, its consolidated subsidiaries, after adjustment to reflect the following, as applicable: plus in the case of any newly-acquired school, any non-recurring charges or expenses; plus interest expense; plus tax expense; depreciation and amortization expense, each for the same said entities and period. This ratio will be calculated (a) at the end of each fiscal quarter of Quest, using the results of that quarter and each of the three immediately preceding quarters and
(b) prior to the making of any Advance or issuance of any Letter of Credit under the Facility, on a pro forma basis, as of the most recently ended fiscal quarter of Quest, after giving effect to such Advance or Letter of Credit.

         8.5. Senior Funded Debt/Adjusted Cash Flow Ratio. To maintain a Senior Funded Debt/Adjusted Cash Flow Ratio of not more than 2.75:1 at all times.

"Senior Funded Debt/Adjusted Cash Flow Ratio" means the ratio of "Senior Funded Debt" to "Adjusted Cash Flow." Senior Funded Debt is equal to Total Funded Debt (as defined above) less any such debt which has been subordinated, in a form, manner and substance acceptable to the Required Lenders, to all of the obligations, and less cash on hand of Borrowers in excess of $2,500,000. "Adjusted Cash Flow" has the meaning described in Paragraph 8.4 above. This ratio will be calculated (a) at the end of each fiscal quarter, using the results of that quarter and each of the three immediately preceding quarters and
(b) prior to the making of any Advance or the issuance of any Letter of Credit under the Facility, on a pro forma basis, as of the most recently ended fiscal quarter of Quest, after giving effect to such Advance or Letter of Credit.

         8.6. Minimum EBITDA. To achieve EBITDA (as defined in Paragraph 8.4 above) of at least $3,000,000 for its fiscal quarters ending on March 31 and December 31 in each fiscal year and $1,000,000 for its fiscal quarters ending on June 30 and September 30 in each fiscal year.

         8.7. Other Debts. Not to have outstanding or incur any direct or contingent inabilities or lease obligations (other than those to the Agent, the Lenders or any L/C Issuer arising pursuant hereto), or become liable for the liabilities of others (other than those to the Agent, the Lenders or any L/C Issuer arising pursuant hereto) without the Required Lenders' written consent. This does not prohibit:

                  (a) Acquiring goods, supplies, or merchandise on normal trade credit.

                  (b) Endorsing negotiable instruments received in the usual course of business.

                  (c) obtaining surety bonds in the usual course of business.

                  (d) Liabilities in existence on the date of this Agreement disclosed in the Borrowers' financial statements described in Paragraph 7.6.

                  (e) Additional debts and lease obligations for the acquisition of fixed or capital assets, to the extent permitted elsewhere in this Agreement.

                  (f) unsecured (except for permitted liens, as described below) debt to sellers of schools provided that (i) such indebtedness is on terms and conditions satisfactory to the Required Lenders and (ii) except to the extent that such debt has been subordinated, in a form, manner and substance acceptable to the Required Lenders, to all of the obligations, the maximum amount of such indebtedness does not exceed $ 10,000,000.

                  (g) Additional debts and lease obligations incurred for business purposes not otherwise described in, and permitted by, subparagraphs
(a) through (g) above, which, in aggregate amount, do not exceed a total principal amount of $2,000,000 outstanding at any one time.

         8.8. Other Liens. Not to create, assume, or allow any security interest or lien (including judicial liens) on property the Borrowers now or later own, except:

                  (a) Deeds of trust and security agreements in favor of the Agent, for its benefit and the ratable benefit of Lenders, arising pursuant hereto.

                  (b)     Liens for taxes not yet due.

                  (c) Liens outstanding on the date of this Agreement and disclosed in writing to the Lenders on Schedule 8.8 attached hereto.

                  (d) Additional purchase money security interests in personal or real property acquired after the date of this Agreement, if the total principal amount of all debts secured by such liens does not exceed $2,500,000 at any one time.

                  (e) Pledges of a school's capital stock given to support the payment of permitted purchase money debt to the seller of a school pursuant to an acquisition permitted in Paragraph 8.22(e).

                  (f) Liens which the DOE may claim in respect of certain deposit accounts which the schools may be required to maintain for the receipt of funds under Title IV Programs as part of the Title IV Program Requirements.

         8.9. Capital Expenditures. Not to spend more than the following amounts in any specified fiscal year to acquire fixed or capital assets (except any made for permitted school acquisitions under Paragraph 8.22(e)):

         Fiscal Year
         Ending                                       Amount
         ------                                       ------
         March 31, 1999                              $4,000,000
         March 31, 2000                              $5,000,000
         March 31, 2001                              $6,000,000

         8.10. Dividends. Not to declare or pay any dividends on any of its shares except dividends payable to Quest by its subsidiaries and dividends payable in capital stock of a Borrower; and not to purchase, redeem or otherwise acquire for value any of its shares, or create any sinking fund in relation thereto.

         8.11. Loans and Investments. Not to make any loans or other extensions of credit to, or make any investments in, or make any capital contributions or other transfers of assets to, any individual or entity, except for:

                  (a) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business.

                  (b) investments in any of the following: (i) marketable, direct obligations of the United States of America and its agencies maturing within three hundred sixty-five (36S) days of the date of purchase, (ii) commercial paper issued by corporations maturing 18O days from the date of original issue which is rated "P-1" or better by Moody's or "A-1 " or better by S&P, (iii) certificates of deposit maturing within 1 year of the date of purchase issued by a United States national or state bank having deposits totaling more than $250,000,000, and whose short-term debt is rated "P-1" or better by Moody's or "A-1" or better by S&P, and (iv) investments made with, or through, any Lender.

                  (c)     extensions of credit to and investments in other
Borrowers.

                  (d)     acquisitions of schools permitted under Paragraph
8.22(e).

         8.12. Change of Ownership. Not to cause, permit, or suffer any change, direct or indirect, in (i) the capital ownership by Quest of its subsidiaries; or (ii) the capital ownership of Quest, to the extent that a report on Form 8-K is required to be filed with the Securities and Exchange Commission disclosing a change in control.

         8.13. Notices to the Agent and Lenders. To promptly notify the Agent and Lenders in writing of:

                  (a) any lawsuit claiming damages over $100,000 against a Borrower.

                  (b) any dispute between a Borrower and any government authority which the Borrower determines, if resolved adversely to such Borrower, would materially interfere with the conduct of such Borrower's business as then being conducted by it.

                  (c)     any failure to comply with this Agreement.

                  (d) any material adverse change in a Borrower's (or any guarantor's) business, condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

                  (e) any change in a Borrower's name, legal structure, place of business, or chief executive of rice if such Borrower has more than one place of business.

                  (f)     any default or event of default under Paragraph 10.

         8.14.    Books and Records.  To maintain adequate books and records.

         8.15. Audits. To allow the Agent and each Lender and their respective agents to inspect Borrowers' properties and examine, audit and make copies of books and records at any reasonable time. If any of the Borrowers' properties, books or records are in the possession of a third party, the Borrowers authorize that third party to permit the Agent and each Lender and their respective agents to have access to perform inspections or audits and to respond to the Agent's or any Lender's requests for information concerning such properties, books and records.

         8.16. Compliance with Laws. To comply with the laws (including any fictitious name statute), regulations, and orders of any government body with authority over each Borrower's business (excepting therefrom, however, instances of incidental noncompliance occurring from time to time in the ordinary course of a Borrower's business without actual knowledge of a Borrower, which the Required Lenders determine are immaterial to the operation of its business and are capable of being cured without any significant disruption to such business). The foregoing shall include, specifically, but without limitation, compliance with all Title IV Program Requirements, as prescribed with more particularity in Paragraph 8.24.

         8.17. Preservation of Rights. To maintain and preserve all rights, privileges, and franchises the Borrowers now have.

         8.18. Maintenance of Properties. To make any repairs, renewals, or replacements to keep the Borrowers' properties in good working condition.

         8.19. Perfection of Liens. To help the Agent perfect and protect its security interests and liens, and reimburse it for related costs it incurs to protect its security interests and liens.

         8.20. Cooperation. To take any action reasonably requested by the Agent or Lenders to carry out the intent of this Agreement.

         8.21.    Insurance.

                  (a) Insurance Covering Collateral. To maintain all risk property damage insurance policies covering the tangible property comprising the collateral. Each insurance policy must be in an amount acceptable to the Agent. The insurance must be Issued by an insurance company acceptable to the Agent and must include a lender's loss payable endorsement in favor of the Agent in a form acceptable to the Agent.

                  (b) General Business Insurance. To maintain insurance satisfactory to the Agent as to amount, nature and carrier covering property damage (including loss of use and occupancy) to any Borrower's properties, public liability insurance including coverage for contractual liability, product liability and workers' compensation, and any other insurance which is usual for the Borrowers' businesses.

                  (c) Evidence of Insurance. Upon the request of the Agent, to deliver to the Agent a copy of each insurance policy, or, if permitted by the Agent, a certificate of insurance listing all insurance in force.

         8.22. Additional Negative Covenants. Not to, without the Required Lenders' written consent:

                  (a) engage in any business activities substantially different from the Borrowers' present businesses.

                  (b) liquidate or dissolve any of the Borrowers' businesses.

                  (c) enter into any consolidation, merger, or other combination, or become a partner in a partnership, a member of a joint venture, or a member of a limited liability company, except (i) in connection with any acquisition permitted under subparagraph (e) and (ii) that Subsidiaries of Quest may merge, combine or consolidate with each other or with Quest (so long as, in the case of any merger, combination or consolidation with Quest, Quest is the survivor).

                  (d) sell, lease, transfer or dispose of all or a substantial part of a Borrower's business or a Borrower's assets, except, in the case of any Borrower, to any other Borrower.

                  (e) acquire or purchase a business or its assets; provided, however, that, acquisitions of all, or substantially all, of the assets of, or of all or a controlling interest in the shares of capital stock of, any business engaged in the provision of career-oriented, postsecondary education within the United States (herein, a "school"), shall be permitted, if, but only if: (i) no default then exists under this Agreement, or would be caused by, or would result from, such proposed acquisition (after giving pro forma effect to such acquisition, in respect of the financial covenants set forth at Paragraphs 8.3 through 8.6); (ii) both (A) the cash consideration payable in respect of such acquisition does not exceed $5,000,000, and (B) the cash consideration payable in respect of such acquisition (subject to the foregoing limitation) plus the amount of any assumed liabilities plus the amount of any seller debt does not exceed $10,000,000; (iii) the incremental amount which the Borrower then may borrow under the Facility (after giving pro forma effect to the proposed acquisition), determined under subparagraphs (a) and (d) of Paragraph 2.1, is at least $7,000,000; (iv) the school being acquired has a positive EBITDA (computed in the same manner as is defined in Paragraph 8.4 in respect of Quest, after adjustments by the Agent as necessary for excessive compensation amounts and like items) for its most recently concluded period of twelve (12) fiscal months; (v) the acquisition is not opposed by the board of directors of the school proposed to be acquired; ret, it is not a "hostile" acquisition; and (vi) after giving effect to such acquisition, the aggregate amount of the cash consideration paid by Borrowers, seller debt incurred by Borrowers and the liabilities assumed by Borrowers in respect of all such acquisitions consummated in the then current fiscal year does not exceed $15,000,000. Quest, as agent on behalf of the Borrowers, shall certify the foregoing to the Agent and Lenders at the time of such acquisition. Such certification shall include calculations of pro forma compliance with Paragraphs 8.3 through 8.6 on both a consolidated basis (including the school being acquired) and on a stand alone basis for such school. The Required Lenders have reserved to themselves the right, in their sole discretion, to consent in writing to any such acquisition notwithstanding the Borrowers' non-compliance with one or more of the foregoing conditions, but any such consent may be made subject to such other terms and conditions as the Required Lenders, in their sole discretion, then may elect.

                  (f) sell, assign, lease, transfer or otherwise dispose of any assets, or enter into any agreement to do so, except:

                           (i) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

                           (ii) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and

                           (iii) dispositions not otherwise permitted hereunder which are made for fair market value; provided, that (A) at the time of any disposition, no event of default shall exist or shall result from such disposition, (B) the aggregate sales price from such disposition shall be paid in cash, and (C) the aggregate value of all assets so sold by the Borrowers shall not exceed in any fiscal year $250,000.

                  (g) enter into any sale and leaseback agreement covering any of its fixed or capital assets.

                  (h) close, or voluntarily suspend the business of any school (other than for the purpose of consolidating the operations of one school with one or more other schools) for more than 30 days, if that school's contribution (computed as defined in Paragraph 8.24) then represents 5% or more of the total school contributions for the most recently concluded period of four fiscal quarters.

         8.23. ERISA Plans. To give prompt written notice to the Agent and Lenders of:

                  (a) The occurrence of any reportable event under Section 4O43(b) of ERISA for which the PBGC requires 30 day notice.

                  (b) Any action by a Borrower to terminate or withdraw from a Plan or the filing of any notice of intent to terminate under Section 4O4 1 of ERISA.

                  (c) Any notice of noncompliance made with respect to a Plan under Section 4O41(b) of ERISA.

                  (d) The commencement of any proceeding with respect to a Plan under Section 4O42 of ERISA.

         8.24. Title IV Program Requirements. To maintain at all times all Title IV Program Requirements for schools representing, in the aggregate, not less than 80% of the total school contributions of all schools operated by the Borrowers. For purposes hereof, "school contributions" for each school shall be computed on a quarterly basis, for the most recently completed period of four fiscal quarters, and shall be equal to each school's total revenue minus all school operating costs (to include training expense, facility expense, advertising expense, sales expense, administrative expense and bad debt expense). "Total school contributions" of all schools shall be the aggregate of each school's contribution.

         "Title IV Program Requirements" shall mean and include all eligibility, program and general requirements imposed upon schools under Title IV programs Administered by the U.S. Department of Education ("DOE") under the Higher Education Act of 196S, as amended, and the regulations thereunder ("Title IV Programs"), including, without limitation, for each of the schools operated by Borrowers (i) its continuing certification by the DOE as an "eligible institution;" (ii) its continuing authorization to offer its programs by the relevant state agency where it is located; (iii) its continuing accreditation by a nationally recognized accrediting agency; (iv) its continuing compliance with respect to maximum rates of default by its students with respect to federally guaranteed or funded student loans; he, cohort default rates; (v) its continuing satisfaction of certain financial responsibility standards; (vi) its continuing compliance with standards for maximum acceptable proportions of school revenues derived from Title IV programs, i.e., "85/15" rule; and (vii) its continuing compliance in respect of changes in curriculum, location and control. Without limitation of the foregoing, to the extent that any school is at any time required by the DOE to post a letter of credit, bond or other, similar evidence of financial assurance as a condition to its remaining an "eligible institution," the Required Lenders, in their sole discretion, shall have the right to declare that such school shall not be considered as maintaining all Title IV Program Requirements for purposes of this Paragraph.

         8.25. Subsidiaries. Promptly upon its creation or acquisition, to cause all subsidiaries of Borrowers hereafter created or acquired (including any acquired as schools) to execute a joinder to this Agreement in form and substance acceptable to the Agent whereby such subsidiary shall become a Borrower hereunder.

9.       HAZARDOUS WASTE INDEMNIFICATION

         The Borrowers, jointly and severally, will indemnify and hold harmless the Agent and each Lender from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance. This indemnity will apply whether the hazardous substance is on, under or about any Borrower's property or operations or property leased to any Borrower. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Agent and each Lender and their respective parents, their and their respective parents' subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. For these purposes, the term "hazardous substances" means any substance which is or becomes designated as "hazardous" or "toxic" under any federal, state or local law. This indemnity will survive repayment of the Borrowers' obligations to the Agent and Lenders and this Agreement's termination.

10.      DEFAULT

         If any of the following events occurs (called in this Agreement a "default" or "event of default"), with the consent of the Required Lenders, the Agent may, and, at the direction of the Required Lenders, the Agent shall, do one or more of the following: declare the Borrowers in default, stop making any additional credit available to the Borrowers, and require the Borrowers to repay the entire obligations immediately and without prior notice. If an event of default occurs under the paragraph entitled "Bankruptcy," below, with respect to the Borrowers, then, the entire obligations outstanding under this Agreement will automatically be due immediately.

         10.1. Failure to Pay. A Borrower fails to make a payment under this Agreement when due.

         10.2. Lien Priority. The Agent fails to have an enforceable first lien (except for any prior liens which are expressly permitted to exist under this Agreement or as to which the Required Lenders have consented in writing) on or security interest in any property given as security for the advances.

         10.3. False Information. A Borrower (or any guarantor) has given the Agent or any Lender false or misleading information or representations in respect of any matter, event or occurrence which the Agent or the Required Lenders determine to be material.

         10.4. Bankruptcy. A Borrower (or any guarantor) files a bankruptcy petition, a bankruptcy petition is filed against a Borrower (or any guarantor) or a Borrower (or any guarantor) makes a general assignment for the benefit of creditors. The default will be deemed cured if any bankruptcy petition filed against a Borrower (or any guarantor) is dismissed within a period of 60 days after the filing; provided, however, that the Lenders will not be obligated to extend any additional credit to the Borrowers during that period.

         10.5. Receivers. A receiver or similar official is appointed for any Borrower's business, or the business is terminated.

         10.6. Lawsuits. Any lawsuit or lawsuits are filed on behalf of one or more creditors against a Borrower in an aggregate amount of $100,000 or more in excess of any insurance coverage.

         10.7. Judgments. Any judgments or arbitration awards are entered against any Borrower (or any guarantor), or any Borrower (or any guarantor) enters into any settlement agreements with respect to any litigation or arbitration, in an aggregate amount of $100,000 or more in excess of any insurance coverage.

         10.8. Government Action. Any government authority takes action that the Required Lenders believe materially adversely affects any Borrower's (or any guarantor's) financial condition or ability to repay the advances.

         10.9. Material Adverse Change. A material adverse change occurs in any Borrower's (or any guarantor's) business, condition (financial or otherwise), operations, properties or prospects, or ability to repay the advances.

         10.10. Cross-Default. Any default occurs under any agreement in connection with any credit which any Borrower (or any guarantor) or any Borrower's related entities or affiliates has obtained from another lender or which any Borrower (or any guarantor) or any Borrower's related entities or affiliates has guaranteed in the amount of $100,000 or more in the aggregate if the default consists of failing to make a payment when due or gives the other lender the right to accelerate the obligation.

         10.11. Default under Related Documents. Any guaranty, subordination agreement, security agreement, deed of trust, or other document required by this Agreement is violated or no longer in effect.

         10.12. Other NationsBank Agreements. A Borrower (or any guarantor) fails to meet the conditions of, or fails to perform any obligation under any other agreement which a Borrower (or any guarantor) has with NationsBank, any L/C Issuer or any other affiliate of NationsBank. If, in NationsBank's opinion, the breach is capable of being remedied, the breach will not be considered an event of default under this Agreement for a period of 10 days after the date on which the Agent gives written notice of the breach to the Borrowers; provided, however, that Lenders will not be obligated to extend any additional credit to the Borrowers during that period.

         10.13. ERISA Plans. The occurrence of any one or more of the following events with respect to any Borrower, provided such event or events could reasonably be expected, in the judgment of the Required Lenders, to subject any Borrower to any tax, penalty or liability (or any combination of the foregoing) which, in the aggregate, could heave a material adverse effect on the financial condition of any Borrower with respect to a Plan:

                  (a) A reportable event shall occur with respect to a Plan which is, in the reasonable judgment of the Required Lenders likely to result in the termination of such Plan for purposes of Title IV of ERISA.

                  (b) Any Plan termination (or commencement of proceedings to terminate a Plan) or a Borrower's full or partial withdrawal from a Plan.

         10.14. Delisting. Quest's stock ceases to be listed on NASDAQ for any reason (except for its being listed, instead, on the NYSE or AMEX).

         10.15. Other Breach Under Agreement. The Borrowers fail to meet the conditions of, or fail to perform any obligation under, any term of this Agreement not specifically referred to in this Article. This includes any failure or anticipated failure by the Borrowers to comply with any financial covenants set forth in this Agreement, whether such failure is evidenced by financial statements delivered to the Agent and Lenders or is otherwise known to the Borrowers, the Agent or Lenders. If, in the Required Lenders' opinion, the breach is capable of being remedied, the breach will not be considered an event of default under this Agreement for a period of 10 days after the date on which the Agent gives written notice of the breach to the Borrowers; provided, however, that the Lenders will not be obligated to extend any additional credit to the Borrowers during that period.

11.      THE AGENT AND THE LENDERS

         11.1.    Appointment: Powers and Immunities.

                  (a) Each Lender hereby irrevocably appoints and authorizes the Agent (including its successors by merger) to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (i) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender; (ii) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Borrower to perform any of its obligations hereunder or thereunder; (iii) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, and then only on terms and conditions which do not, in the reasonable judgment of the Agent, subject the Agent to any undue risk, and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Paragraph 11 are solely for the benefit of the Agent and the Lenders, and no Borrower shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrowers. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. The Agent shall remit to the Lenders, as soon as reasonably practical following receipt thereof, all payments and other amounts received by it hereunder for the account of the Lenders;

                  (b) Unless and until its authority to do so is revoked in writing by the Required Lenders, the Agent alone shall be authorized to determine whether to impose or release any reserve against borrowing availability, and to exercise its own credit judgment in connection therewith, which determinations and judgments, if exercised in good faith, shall exonerate Agent from any liability to any Lender or any other Person for any errors in judgment;

                  (c) The Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with this Agreement and the other Loan Documents; (ii) execute and deliver each Loan Document (other than this Loan Agreement) on behalf of the Lenders and accept delivery of each such agreement delivered by any Borrower or any other Person;
(iii) act as collateral agent for the Lenders for purposes of the perfection of all security interests and liens created by this Agreement or the other Loan Documents with respect to all material items of the Collateral and, subject to the direction of the Required Lenders, for all other purposes stated therein;
(iv) subject to the direction of the Required Lenders, manage, supervise or otherwise deal with the Collateral; and (v) except as may be otherwise specifically restricted by the terms of this Agreement and subject to the direction of the Required Lenders, exercise all remedies given to the Agent or Lenders with respect to any of the Collateral under the Loan Documents relating thereto, applicable law or otherwise. As to any matters not expressly provided for otherwise by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders to the Agent in any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

         11.2. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent.

         11.3. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or event which with notice or the passage of time would become a Default (other than the nonpayment of any of the obligations) unless the Agent has received written notice from a Lender or any Borrower specifying such Default or other event and stating that such notice is a "Notice of Default," each of Lenders hereby agreeing to promptly notify in writing the Agent of any Default or event which with notice or the passage of time would become a Default to which such Lender obtains knowledge. In the event that the Agent receives such a notice of the occurrence of a Default or event which with notice or the passage of time would become a Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall give each Lender prompt notice of each nonpayment of any of the obligations whether or not it has received any notice of the occurrence of such nonpayment.

         11.4. Rights of Agent and its Affiliates as a Lender. With respect to the Advances made by the Agent and any affiliate of the Agent, NationsBank in its capacity as a Lender hereunder and any affiliate of the Agent or such affiliate in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though NationsBank were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include NationsBank in its individual capacity and any affiliate of the Agent in its individual capacity. The Agent and any affiliate of the Agent may

(without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrowers (and any of the Borrowers' affiliates) as if NationsBank were not acting as the Agent, and the Agent and any affiliate of the Agent may accept fees and other consideration from the Borrowers (in addition to any agency fees and arrangement flees heretofore agreed to between the Borrowers and the Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Lenders and Agent shall not be subject to any liability by reason of its acting or refraining to act pursuant to any request of the Required Lenders except as a result of its own willful misconduct or gross negligence.

         11.5. Indemnification. Each Lender severally agrees to indemnify the Agent and hold the Agent harmless from, to the extent the Agent shall not have been reimbursed by the Borrowers, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits (including, without limitation, counsel fees and disbursements), and costs and expenses (but not fees) Agent may be required to bear with respect to any lockbox or collateral collection account arrangement, or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal out-of-pocket administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         11.6. Payee of Note Treated as Owner. The Agent may deem and treat the payee of any note evidencing the obligations as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Paragraph
12.3 have been satisfied. Any requests, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any note evidencing the obligations shall be conclusive and binding on any subsequent holder, transferee or assignee of that note or of any note or notes issued in exchange therefor or replacement thereof.

         11.7. Nonreliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrowers and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or. any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Except as expressly provided in Paragraph 11.3, the Agent shall not be required to keep itself (or any Lender) informed as to the performance or observance by Borrowers of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrowers or any other person. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrowers or any other Person (or any of their affiliates) which may come into the possession of the Agent.

         11.8. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Paragraph 11.S against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action. In any event, if the Agent requests in writing the authorization or direction of the Required Lenders (or all Lenders if required) and the Lenders do not timely respond to such request in writing, the Agent may act or refrain from acting with respect to the matters set forth in such request by the Agent without liability to any of the Lenders with respect to such matters.

         11.9. Resignation of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and Quest as Borrowers' Agent. Upon any such resignation the Required Lenders shall have the right to appoint a successor Agent, subject to the consent of Borrowers, if no Default is in existence, which consent shall not be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Any successor Agent shall be a Lender hereunder or other bank or financial institution which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Paragraph 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

         11.10. Joinder of Lenders. The rights, remedies, powers and privileges conferred upon the Agent hereunder and under the other Loan Documents may be exercised by the Agent without the necessity of the joinder of any other parties unless otherwise required by applicable law.

         11.11. Agreements Regarding Collateral. Each Lender shall have a pro rata interest, in accordance with the percentage of the obligations held by such Lender, in the security interests and liens in and to the Collateral and any other assets granted and assigned to the Agent under the Loan Documents. The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any security interest upon any Collateral (i) as authorized by this Agreement or any of the other Loan Documents, (ii) upon the termination of the Commitments and payment or satisfaction of all of the obligations, or (iii) constituting Collateral sold or disposed of in accordance with the terms of this Agreement if the Borrowers certify to the Agent that the disposition is made in compliance with the terms of this Agreement (and the Agent may rely conclusively on any such certificate, without further inquiry). Except as expressly authorized or required by this Agreement or applicable law, the Agent shall not execute any release or termination of any security interest upon any of the Collateral without the prior written authorization of all Lenders. The Agent shall have no obligation whatsoever to any of the Lenders to assure that any of the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered, or that the Agent's security interests have been properly or sufficiently or lawfully created, perfected, protected or enforced or entitled to any particular priority or to exercise at all or in any manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights or powers granted or available to the Agent pursuant to this Agreement or any of the other Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its discretion, given the Agent's own interests in the Collateral in its capacity as one of the Lenders.

         11.12. Agent Field Audits. The Agent shall promptly, upon receipt thereof, forward to each Lender copies of the results of any field audits by the Agent with respect to Borrowers. The Agent shall have no liability to any Lender for any errors in or omissions from any field audit or other examination of the Borrowers or the Collateral, unless such error or omission was the direct result of the Agent's willful misconduct.

         11.13. Designation of Co-Agent. It is the purpose of this Agreement that there hall be no violation of any applicable law denying or restricting the right of financial institutions to transact business as an agent in any jurisdiction. It is recognized that, in case of litigation under any of the Loan Documents, or in case the Agent deems that by reason of present or future laws of any jurisdiction the Agent might be prohibited from exercising any of the powers, rights or remedies granted to the Agent or the Lenders hereunder or under any of the Loan Documents or from holding title to or a security interest upon any Collateral or from taking any other action which may be necessary hereunder or under any of the Loan Documents, the Agent may appoint an additional person or persons as a separate collateral agent or co-collateral agent which is not so prohibited from taking any of such actions or exercising any of such powers, rights or remedies. If the Agent shall appoint an additional person as a separate collateral agent or co-collateral agent as provided above, each and every remedy, power, right, claim, demand or cause of action intended by this Agreement and any of the Loan Documents and every remedy, power, right, claim, demand or cause of action intended by this Agreement and any of the Loan Documents to be exercised by or vested in or conveyed to the Agent with respect thereto shall be exercisable by and vested in such separate collateral agent or co-collateral agent, but only to the extent necessary to enable such separate collateral agent or co-collateral agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate collateral agent or co-collateral agent shall run to and be enforceable by any of them. Should any instrument from the Lenders be required by the separate collateral agent or co-collateral agent so appointed by the Agent in order more fully and certainly to vest in and confirm to him or it such rights, powers, duties and obligations, any and all of such instruments shall, on request, be executed, acknowledged and delivered by the Lenders whether or not a Default Condition or Event of Default then exists. In case any separate collateral agent or co-collateral agent, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, power, duties and obligations of such separate collateral agent or co-collateral agent, so far as permitted by applicable law, shall vest in and be exercised by the Agent until the appointment of a new collateral agent or successor to such separate collateral agent or co-collateral agent.

         11.14. Settlement Procedures. Notwithstanding any other terms of this Agreement to the contrary, as between Agent and the Lenders, the following settlement procedures shall be controlling:

                  (a) Line Balance. In respect of Advances made, and principal payments received, by Agent under the Facility, on the first (1st) banking day of each calendar week, or more frequently (including daily), if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by telephone or telecopy of the amount of each such Lender's pro rata share of the principal balance of then outstanding Advances under the Facility (herein, the "Line Balance") as of the close of business of the (2nd) second banking day immediately preceding the Settlement Date. In the event that any payments are necessary to adjust the amount of such Lender's required pro rata share of the Line Balance to such Lender's actual pro rata share of the Line Balance as of any Settlement Date, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 1:00 p.m. (Atlanta time) on the banking day following the Settlement Date.

                  (b) Interest. For purposes of this paragraph (b), the following terms will have the meanings indicated:

                           (i) "Daily Loan Balance" means an amount calculated as of the end of each calendar day by subtracting (i) the cumulative principal amount remitted by Agent to a Lender with respect to any Advances under the Facility (herein called, in each case, a "Loan") from the Closing Date through and including such calendar day, in payment thereof from (ii) the cumulative principal amount remitted by such Lender to Agent on that Loan from the Closing Date through and including such calendar day.

                           (ii)  "Daily Interest Rate" means an amount
         calculated by dividing the interest rate per annum payable to a Lender on a Loan at the applicable rate as provided in Paragraph 3.1 by three hundred sixty (36O).

                           (iii) "Daily Interest Amount" means an amount calculated by multiplying the Daily Loan Balance of a Loan by the associated Daily Interest Rate on that Loan.

                           (iv) "Interest Ratio" means a number calculated by dividing the total amount of the interest on a Loan received by Agent with respect to the immediately preceding calendar month by the total amount of interest on that Loan due from Borrowers during the immediately preceding calendar month.

On the first (1st) banking day of each calendar month ("Interest Settlement Date"), Agent will advise each Lender by telephone, telex, or telecopy of the amount of such Lender's pro rata share of interest and any per annum fees on each of the Loans as of the end of the last day of the immediately preceding calendar month. Provided that such Lender has made all payments required to be made by it under this Agreement and is otherwise in compliance herewith, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on the signature page of this Agreement or the applicable Assignment and Acceptance, as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Assignment and Acceptance) not later than 3:00 p.m. (Atlanta time) on the Interest Settlement Date, such Lender's pro rata share of interest and per annum fees on each of the Loans. Such Lender's pro rata share of interest on each Loan will be calculated for that Loan by adding together the Daily Interest Amounts for each calendar day of the prior calendar month for that Loan and multiplying the total thereof by the Interest Ratio for that Loan. Such Lender's pro rata share of any per annum fees shall be paid and calculated in a manner consistent with the payment and calculation of interest as described in this subsection
(b).

                  (c) Other Payments. Payments of all principal, interest and fees not otherwise described in subsections (a) or (b) above will be settled on the first banking day of each week following their receipt by Agent in accordance with the provisions of this Agreement in relation thereto.

                  (d) Availability of Lender's Pro Rata Share. Unless Agent has been notified by a Lender prior to a funding date of such Lender's intention not to fund its pro rata share of such Loan amount requested by Borrower, Agent may assume that such Lender will make such amount available to Agent by 1:00 p.m. (Atlanta time) on the banking day following the next Settlement Date. If such amount is not, in fact, made available to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind. Nothing contained in this Section will be deemed to relieve a Lender of its obligation to fulfill its commitments or to prejudice any rights Agent or Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

                  (e) Return of Payments. If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind. If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrowers or paid to any other person pursuant to any solvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrowers or such other person, without set-off, counterclaim or deduction of any kind.

12.      ENFORCING THIS AGREEMENT; MISCELLANEOUS

         12.1. GAAP. Except as otherwise stated in this Agreement, all financial information provided to the Agent and Lenders and all financial covenants will be made under generally accepted accounting principles, consistently applied (herein, "GAAP").

         12.2.    Georgia Law.  This Agreement is governed by Georgia law.

         12.3. Successors and Assigns. This Agreement is binding on each Borrower's, each Lender's and the Agent's successors and assignees. The Borrowers agree that they will not assign this Agreement without the Lenders' prior consent. Each Lender may sell participations in or assign all or any portion of its rights under this Agreement and the Advances, and may exchange financial information about the Borrowers with actual or potential participants or assignees. If a participation is sold or all or any portion of the Advances and this Agreement are assigned, the purchaser or assignee will have the right of set-off against the Borrowers. In the event of any such assignment, the assignor Lender, the assignee Lender and the Agent shall execute and deliver an assignment and acceptance in form satisfactory to the Agent ("Assignment and Acceptance") pursuant to which the assignor Lender shall assign to the assignee Lender all or a proportionate part of its rights and obligations under this Agreement and the other Loan Documents and such assignee Lender shall assume such obligations. Upon (A) execution of the Assignment and Acceptance by such assignor Lender, such assignee Lender and the Agent, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrowers and the Agent, (C) payment by such assignee Lender to such assignor Lender of an amount equal to the purchase price agreed between such assignor Lender and such assignee Lender, and (D) payment by such assignee Lender of a processing and recordation fee of $5,000 to the Agent, such assignee Lender shall for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such Assignment and Acceptance, and the assignor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrowers, the Lenders or the Agent shall be required. Upon the consummation of any transfer to an assignee Lender pursuant to this paragraph 12.3, the assignor Lender, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new note is issued to each of the assignee Lender and such assignor Lender.

         12.4.    Arbitration.

                  (a) Dispute Resolution. Any controversy or claim between or among the parties or their assignees arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration, reference, or trial by a judge as provided hereafter. A controversy involving only a single claimant, or claimants who are related or asserting claims arising from a single transaction, shall be determined by arbitration as described below. Any other controversy shall be determined by judicial reference of the controversy to a referee appointed by the court or, if the court where the controversy is venued lacks the power to appoint a referee, by trial by a judge without a jury, as described below. THE PARTIES AGREE AND UNDERSTAND THAT THEY ARE GIVING UP THE RIGHT TO TRIAL BY JURY, AND THERE SHALL BE NO JURY WHETHER THE CONTROVERSY OR CLAIM IS DECIDED BY ARBITRATION, BY JUDICIAL REFERENCE, OR BY TRIAL BY A JUDGE.

                  (b) Arbitration. Since this Agreement touches and concerns interstate commerce, an arbitration under this Agreement shall be conducted in accordance with the United States Arbitration Act (Title 9, United States Code), notwithstanding any choice of law provision in this Agreement. The Commercial Rules of the American Arbitration Association ("AAA") also shall apply. The arbitrator(s) shall follow the law and shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). The award of the arbitrator(s) shall be in writing and include a statement of reasons for the award. The award shall be final. Judgment upon the award may be entered in any court having jurisdiction, and no challenge to entry of judgment upon the award shall be entertained except as provided by Section 10 of the United States Arbitration Act or upon a finding of manifest injustice.

                  (c) Judicial Reference or Trial by a Judge. At the request of any party, any controversy or claim under subparagraph (a) that is not submitted to arbitration as provided in subparagraph (b) shall be determined by reference to a referee appointed by the court who, sitting alone and without a jury, shall decide all questions of law and fact. The parties shall designate to the court a referee selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The referee shall be an active attorney or retired judge. If the court where the controversy is venued lacks the power to appoint a referee, the controversy instead shall be decided by trial by a judge without a jury.

                  (d) Self-Help. Foreclosure. and Provisional Remedies. No provision of this paragraph shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff or repossession (subject to the provisions of Paragraph 12.19), to foreclose by power of sale or judicially against or sell any collateral or security, or to obtain any provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration under subparagraph (b), above. Neither the obtaining nor the exercise of any such remedy shall waive the right of either party to demand that the related or any other dispute or controversy be determined by arbitration as provided above.

         12.5. Severability; Waivers. If any part of this Agreement is not enforceable, the rest of the Agreement may be enforced. The Agent retains all rights, even if Lenders make an Advance after default. If the Required Lender or Lenders, as applicable, waive a default, they may enforce a later default. Any amendment, consent or waiver under this Agreement must be in writing and signed by the Required Lenders (and, if the rights or duties of the Agent are affected thereby, by the Agent) and, in the case of an amendment, by the Borrowers provided that, no such amendment, consent or waiver shall, unless signed by all Lenders (or, in the case of any amendment, consent or waiver in respect of any Commitment or Advance, each Lender then holding any interest therein), (i) change the Commitment of any Lender or subject any Lender to any additional obligation, (ii) change the principal of or rate of interest on any Advance or any fees (other than fees payable to the Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Advance or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of any notes, evidencing the obligations or the percentage of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or any notes, evidencing the obligations or the provisions with respect to pro rata treatment among Lenders (including, without limitation, as to sharing of payments and expenses), (vii) except as expressly provided in this Agreement or any of the other Loan Documents, release or substitute, or agree to subordination of, all or any substantial part of the Collateral held as security for the obligations, (viii) release any guarantee given to support payment of the obligations, (ix) change the definition of "Required Lenders," (x) change the provisions of any of

Paragraph 12.3, 12.9, 12.14 or 12.19, (xi) change the joint and several nature of the obligations of Borrowers, or the several nature of the obligations of the Lenders under their respective Commitments, or (xii) change any provision of this Agreement or any Loan Document which by its terms expressly requires the approval of all Lenders to a modification thereof.

         12.6. Reimbursement Costs. The Borrowers agree to reimburse the Agent immediately for any expenses it incurs in the preparation of this Agreement and any agreement or instrument required by this Agreement. Expenses include, but are not limited to, reasonable attorneys' fees, including any allocated costs of the Agent's in-house counsel, filing, recording and search fees, appraisal fees, title report fees and documentation fees.

         12.7. Administration Costs. The Borrowers shall pay the Agent for all reasonable costs incurred by the Agent in connection with administering this Agreement.

         12.8. Attorneys' Fees. The Borrowers shall reimburse the Agent and each Lender for any reasonable costs and attorneys' fees incurred by the Agent and each Lender in connection with the enforcement or preservation of any rights or remedies under this Agreement and any other documents executed in connection with this Agreement, and including any amendment, waiver, "workout" or restructuring under this Agreement. In the event of a lawsuit or arbitration proceeding, the prevailing party is entitled to recover costs and reasonable attorneys' fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator. In the event that any case is commenced by or against the Borrowers under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Agent and each Lender are entitled to recover costs and reasonable attorneys' fees incurred by the Agent and each Lender related to the preservation, protection, or enforcement of any rights of the Agent in such a case. As used in this paragraph, "attorneys' fees" includes the allocated costs of the Agent's and each Lender's in-house counsel.

         12.9.    Joint and Several Liability.

                  (a) Each Borrower agrees that it is jointly and severally liable to the Agent and Lenders for the payment of all obligations arising under this Agreement, and that such liability is independent of the obligations of the other Borrower(s) (or any guarantor). The Agent, individually or on behalf of Lenders, may bring an action against any Borrower, whether an action is brought against the other Borrower(s) (or any guarantor).

                  (b) Each Borrower agrees that any release which may be given by the Lenders to the other Borrower(s) (or any guarantor) will not release such Borrower from its obligations under this Agreement.

                  (c) Each Borrower waives any right to assert against the Agent or my Lender, any defense, setoff, counterclaim, or claims which such Borrower may have against the other Borrower(s) or any other party (including any guarantor) liable to the Agent and Lenders for the obligations of the Borrowers under this Agreement.

                  (d) Each Borrower agrees that it is solely responsible for keeping itself informed as to the financial condition of the other Borrower(s) and of all circumstances which bear upon the risk of nonpayment. Each Borrower waives any right it may have to require the

Agent or any Lender to disclose to such Borrower any information which the Agent or any Lender may now or hereafter acquire concerning the financial condition of the other Borrower(s).

                  (e) Each Borrower waives all rights to notices of default or nonperformance by any other Borrower under this Agreement. Each Borrower further waives all rights to notices of the existence or the creation of new indebtedness by any other Borrower.

                  (f) The Borrowers represent and warrant to the Agent and Lenders that they each will derive benefit, directly and indirectly, from the collective administration and availability of credit under this Agreement. The Borrowers agree that neither the Agent nor any Lender will be required to inquire as to the disposition by any Borrower of funds disbursed in accordance with the terms of this Agreement.

                  (g) Each Borrower waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, which such Borrower may now or hereafter have against any other Borrower with respect to the indebtedness incurred under this Agreement, unless and until this Agreement is terminated and all obligations arising hereunder have been fully paid and satisfied. Each Borrower further waives any right to enforce any remedy which the Agent or Lender now have or may hereafter have against any other Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Agent or Lenders.

         12.10. One Agreement. This Agreement and any related security or other agreements required by this Agreement, collectively:

                  (a) represent the sum of the understandings and agreements among the Agent, Lenders and the Borrowers concerning this credit;

                  (b) replace any prior oral or written agreements among the Agent, Lenders and the Borrowers concerning this credit; and

                  (c) are intended by the Agent, Lenders and the Borrowers as the final, complete and exclusive statement of the terms agreed to by them.

In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail.

         12.11. Disposition of Schedules. Neither the Agent nor any Lender will be obligated to return any schedules, invoices, statements, budgets, forecasts, reports or other papers delivered by the Borrowers. The Agent and each Lender will destroy or otherwise dispose of such materials at such time as the Agent or such Lender, in its discretion, deems appropriate.

         12.12. Credit Adjustments. Until the Agent exercises its rights to collect the accounts receivable as provided under any security agreement required under this Agreement, the Borrowers may continue their present policies for credit adjustments.

         12.13. Verification of Receivables. The Agent may at any time, either orally or in writing, request confirmation from any debtor of the current amount and status of the accounts receivable upon which such debtor is obligated.

         12.14. Indemnification. The Borrowers will indemnify and hold the Agent and each Lender harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) this Agreement or any document required hereunder, (b) any credit extended or committed by the Agent or Lenders to the Borrowers hereunder, (c) any claim, whether well-founded or otherwise, that there has been a failure to comply with any law regulating the Borrowers' sales or leases to or performance of services for debtors obligated upon the Borrowers' accounts receivable and disclosures in connection therewith, and (d) any litigation or proceeding related to or arising out of this Agreement, any such document, any such credit, or any such claim. This indemnity includes but is not limited to attorneys' fees (including the allocated cost of in-house counsel). This indemnity extends to the Agent and each Lender, their respective parents, their and their parent's subsidiaries and all of their directors, officers, employees, agents, successors, attorneys, and assigns. This indemnity will survive repayment of the Borrowers' obligations to the Agent and Lenders and this Agreement's termination. All sums due to the Agent and Lenders hereunder shall be obligations of the Borrowers, due and payable immediately without demand.

         12.15. Notices. All notices required under this Agreement shall be personally delivered, delivered by reputable overnight courier service or sent by first class mail, postage prepaid, to the addresses on the signature page of this Agreement, or to such other addresses as the Agent, Lenders and the Borrowers may specify from time to time in writing.

         12.16. Headings. Article and paragraph headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Agreement.

         12.17. Counterparts. This Agreement may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

         12.18. Amendment and Restatement. This Agreement constitutes an amendment and restatement of the Amended and Restated Business Loan Agreement, dated as of March 13, 1998, between Borrowers (or certain of them, as the case may be) and NationsBank, as successor to Bank of America, FSB (the "First Restated Loan Agreement"), which itself constituted an amendment and restatement of that certain Business Loan Agreement, dated as of February 25, 1997, between Borrowers (or certain of them) and Bank of America, FSB (the "original Loan Agreement"). The execution and delivery of this Agreement shall not constitute a novation, waiver, release or modification of any rights, claims or remedies of NationsBank under the First Restated Loan Agreement, the original Loan Agreement or otherwise, or any indebtedness or other obligations owing to NationsBank under the First Restated Loan Agreement, the original Loan Agreement or otherwise, based on any facts or events occurring or existing prior to the execution and delivery of this Agreement.

         12.19. Setoff: Sharing of Setoffs. Each Lender agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of the principal and interest owing with respect to the Advances held by it, which is greater than the proportion received by any other Lender in respect of the aggregate amount of all principal and interest owing with respect to the Advances held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Advances owing to such other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Advances owing to such other Lenders shall be shared by the Lenders pro rata; provided that (i) nothing in this Section shall impair the right of any Lender to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrowers other than the obligations, and (ii) if all or any portion of such payment received by the purchasing Lender is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price of such participation to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (x) the amount of such other Lender's required repayment to
(y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each of obligers agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in any Advance, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of obligers in the amount of such participation.

This Agreement is executed as of the date stated at the top of the first page.

"AGENT"                                    "BORROWERS"

NATIONSBANK, N.A.                          QUEST EDUCATION CORPORATION



By:                                        By:
   ----------------------------                  ------------------------------
   Name: Melinda M.  Bergbom                     Name: Vince Pisano
   Title: Senior Vice President                  Title:  Vice President


Address where notice to                    Attest
the Agent are to be sent:                        ------------------------------
                                                 Name:  Morris C. Brown
                                                 Title:  Secretary

600 Peachtree Street, N.E.                 Address where notices to:
Atlanta, Georgia 30308                     the Borrowers are to be sent:

"LENDERS"

                                           1327 Northmeadow Parkway, Suite 132
NATIONSBANK, N.A.                          Roswell, Georgia 30076

By:
   ----------------------------
   Name: Melinda M.  Bergbom
   Title: Senior Vice President

Commitment: $40,000,000

Address for notices:    600 Peachtree Street
                        Atlanta, Georgia 30308

                                           ANDON COLLEGES, INC.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076


                                           CALIFORNIA ACADEMY OF MERCHANDISING,
                                           ART AND DESIGN, INC.

                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076

                                           DBS ACQUISITION CORP.



                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076


                                           DEST EDUCATION CORPORATION



                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076

                                           ICM ACQUISITION CORP.



                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076


                                           HBC ACQUISITION CORP.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076

                                           MARIC LEARNING SYSTEMS


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary



                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076


                                           MTSX ACQUISITION CORP.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076

                                           OIOPT ACQUISITION CORP.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076


                                           PALO VISTA COLLEGE OF NURSING AND
                                           ALLIED HEALTH SCIENCES, INC.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary

                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076

                                           SACMD ACQUISITION CORP.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary

                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076


                                           SCOTTSDALE EDUCATIONAL CENTER FOR
                                           ALLIED HEALTH CAREERS, INCORPORATED


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary

                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076

                                           NEBRASKA ACQUISITION CORP.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076


                                           CHI ACQUISITION CORP.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076

                                           NEW HAMPSHIRE ACQUISITION CORP.

                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076



                                           COMPUTER HARDWARE SERVICE COMPANY,
                                           INC.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary

                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076

                                           HESSER, INC.


                                           By:
                                                  -----------------------------
                                                  Name:  Vince Pisano
                                                  Title:  Vice President


                                           Attest:
                                                  -----------------------------
                                                  Name:  Morris C. Brown
                                                  Title:  Secretary


                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076



                                           Chief executive office:

                                           1327 Northmeadow Parkway
                                           Suite 132
                                           Roswell, Georgia  30076

                                  Schedule 9.16

           QUEST EDUCATION CORPORATION f/k/a EDUCATIONAL MEDICAL, INC.
                              LIST OF SUBSIDIARIES

Registrant:       Quest Education Corporation f/k/a Educational Medical, Inc.

1.       Andon Colleges, Inc. d/b/a Andon College, Andon College at Modesto

2. California Academy of Merchandising, Art and Design, Inc. f/k/a CAMAD Acquisition Corp. d/lo/a California Academy of Fashion Merchandising, Art and Design

3.       CHI Acquisition Corp.  d/b/a CHI Institutes

4. DBS Acquisition Corp. f/k/a A-DBS Acquisition Corp. d/bra Dominion College (previously d/b/a Dominion Business School)

5. DEST Education Corporation d/b/a Andon College, Andon College at Stockton, (DEST is 100% owned by Andon Colleges, Inc. which is 100% owned by Quest Education Corporation f/k/a Educational Medical, Inc.)

6.       HBC Acquisition Corp. d/b/a Hagerstown Business College

7.       ICM Acquisition Corp. d/b/a ICM School of Business

8. Iowa College Acquisition Corporation d/b/a American Institutes of Commerce and Hamilton Colleges.

9.       Maric Learning Systems, Inc. d/b/a Maric College of Medical Careers
         (San Diego)

10. MTSX Acquisition Corp. d/b/a Modem Technology School of X-Ray and Modem Technology College

11. Nebraska Acquisition Corp. d/b/a (l) Lincoln School of Commerce and (2) Nebraska School of Business

12.      New Hampshire Acquisition Corp. d/b/a Hesser Colleges

13.      OIOPT Acquisition Corp. d/b/a Ohio Institute of Photography and
         Technology

14. Palo Vista College of Nursing and Allied Health Sciences, Inc. d/b/a Maric College of Medical Careers (Vista)

15.      SACMD Acquisition Corp. d/b/a (1) Career Centers of Texas - El Paso and
         (2) San Antonio College of Medical and Dental Assistants

16. Scottsdale Educational Center for Allied Health Careers, Inc. d/b/a Long Medical Institute